UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIORESTORATIVE THERAPIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER __, 2022

To the Stockholders of BioRestorative Therapies, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), will be held on October __, 2022, at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 10:00 a.m., local time, for the following purposes:

1.	To elect two Class II directors to hold office until the 2025 Annual Meeting of Stockholders.

2.	To approve certain amendments to the Company’s 2021 Stock Incentive Plan.

3.	To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”).

4.	To hold a non-binding advisory vote on the Company’s executive compensation.

5.	To hold a non-binding advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

6.	To ratify the selection of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

7.
To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

8.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on August __, 2022, are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022, are available electronically to the Company’s stockholders of record as of the close of business on August __, 2022, at www.proxyvote.com.

Lance Alstodt
Chief Executive Officer
Melville, New York
August __, 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY
This proxy statement is being mailed or made available to all stockholders of record at the close of business on August __, 2022, in connection with the solicitation by our Board of Directors of proxies to be voted at the 2022 Annual Meeting of Stockholders to be held on October __, 2022, at 10:00 a.m., local time, or any adjournment thereof. Proxy materials for the 2022 Annual Meeting of Stockholders were mailed or made available to stockholders on or about August __, 2022.
All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:
(i)	FOR the nominees named in the proxy to our Board of Directors.

(ii)	FOR the proposal to approve the amendments to our 2021 Stock Incentive Plan.

(iii)	FOR the proposal to authorize our reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”).
(iv)	FOR the approval of the compensation of our named executive officers.

(v)	FOR a frequency of EVERY THREE YEARS regarding how frequently we should seek an advisory vote on our executive compensation.
(vi)	FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

(vii)
FOR the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. Only Proposal 6 is considered a routine matter. Each remaining proposal is considered a “non-routine” matter and therefore may not be voted on by your bank or broker absent specific instructions from you. Please instruct your bank or broker so your vote can be counted.
Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for a substitute or alternate nominee to the Board. In the event that any other matter should come before the meeting or the nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on August 3, 2022, was 3,645,886. Each share of common stock is entitled to one vote. In addition, as of August 3, 2022, there were 1,543,158 shares of Series A preferred stock outstanding and entitled to vote.  Pursuant to the Certificate of Designations of Preferred Stock with regard to the Series A preferred stock, the sole holder of the Series A preferred stock is entitled to vote such shares based on the number of shares of common stock into which such shares are convertible (currently 1,543,158); however, pursuant to such Certificate of Designations of Preferred Stock, the shares of Series A preferred stock are not convertible into shares of our common stock to the extent the sole holder would beneficially own, after such conversion, more than 4.99% of our then outstanding shares of common stock. Since, as of August 3, 2022, the sole holder of the Series A preferred stock owned 210,000 shares of common stock (5.8% of the outstanding common stock), the shares of Series A preferred stock are not convertible into shares of our common stock and the sole holder is not entitled to vote any shares of Series A preferred stock.  The holders of one-third of the voting power of all shares of stock outstanding as of the close of business on August 3, 2022, or 1,215,296 votes, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.
With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being two nominees, each person who receives one or more votes will be elected as a director. Shares of stock as to which a stockholder withholds voting authority in the election of directors and broker non-votes will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.
Stockholders may expressly abstain from voting on Proposals 2, 3, 4, 5, 6 and 7 by so indicating on the proxy. Abstentions are counted as present but not cast in the tabulation of votes on Proposals 2, 3, 4, 5, 6 and 7. Since each of Proposals 2, 4, 6 and 7 requires the affirmative approval of a majority of the shares present in person or represented by proxy at the meeting, entitled to vote and cast (assuming a quorum is present at the meeting), abstentions and broker non-votes will have no effect. Since Proposal 3 requires the affirmative approval of a majority of the shares outstanding and entitled to vote (assuming a quorum is present at the meeting), abstentions and broker non-votes will have the effect of a negative vote. With respect to Proposal 5, the option receiving the highest number of votes will be determined to be the preferred frequency. Accordingly, with respect to Proposal 5, abstentions and broker non-votes will have no effect.
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, fax or email without special compensation.
EXECUTIVE COMPENSATION
Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2021 and 2020, by (i) our principal executive officer, and (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer as of December 31, 2021, and whose total compensation for the 2021 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”):

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	All Other Compensation	Total
Lance Alstodt	2021	$275,000	$-	$6,984,812	$14,081,677	$-	$21,341,489
Chief Executive Officer(2)	2020	$64,317	$-	$-	$-	$-	$64,317

Francisco Silva	2021	$259,375	$-	$6,984,812	$14,081,677	$-	$21,325,864
VP, Research and Development	2020	$207,553	$-	$-	$-	$-	$207,553
____________________
(1)
Amounts reflect the aggregate grant date fair value of grants made in the fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, available electronically to our stockholders.

(2)
Mr. Alstodt served as our Executive Vice President and Chief Strategy Officer from October 15, 2018, through February 24, 2020. Mr. Alstodt has been serving as our President, Chief Executive Officer and Chairman of the Board since November 16, 2020.

Employment Agreements

Lance Alstodt

Effective November 16, 2020, Mr. Alstodt was elected our Chief Executive Officer, President and Chairman of the Board. On March 18, 2021, we entered into an employment agreement with Mr. Alstodt which provides for a term ending on March 18, 2026. Pursuant to the employment agreement, Mr. Alstodt currently is entitled to receive an annual salary of $400,000 (giving effect to a $150,000 performance salary increase received in November 2021). Concurrently with the execution of the employment agreement, we granted to Mr. Alstodt pursuant to the 2021 Stock Incentive Plan (the “2021 Plan”) (i) a ten-year option for the purchase of 293,479 shares of our common stock at an exercise price of $47.60 per share (which exercise price was subsequently reduced to $13.50 per share and further reduced, subject to stockholder approval, to $5.08 per share) and (ii) 146,740 restricted stock units (“RSUs”). The option vests to the extent of 50% thereof on the date of grant, 12.5% on November 4, 2021, and the balance in six equal quarterly installments commencing on December 18, 2021. The RSUs vest in three equal annual installments on the first, second and third anniversaries of the date of grant. In the event that Mr. Alstodt’s employment is terminated by us without “cause”, or Mr. Alstodt terminates his employment for “good reason” (each as defined in the employment agreement), Mr. Alstodt will be entitled to receive severance in an amount up to one time his then annual base salary. If Mr. Alstodt’s employment with us is terminated without cause, the option granted to Mr. Alstodt will vest and become exercisable and such option will remain exercisable until its expiration date notwithstanding such termination of employment with us. In addition, the RSUs granted to Mr. Alstodt will vest in the event of the termination of his employment without cause or in the event of a change in control (as defined in the 2021 Plan). In March 2022, we and Mr. Alstodt agreed that, in lieu of a $50,000 increase in his annual salary (as provided for in his employment agreement), we issued to Mr. Alstodt 12,438 RSUs (having a value of $50,000), which RSUs will vest in twelve equal monthly installments. Such grant was in consideration of Mr. Alstodt deferring his right to receive the $50,000 increase in his salary for one year. Effective in March 2023, pursuant to his employment agreement, Mr. Alstodt will be entitled to his annual increase of $50,000 in his salary (plus, in March 2023, the $50,000 salary increase deferral discussed above).

Francisco Silva

On March 18, 2021, we and Mr. Silva entered into an employment agreement which provides for a term ending on March 18, 2026. Pursuant to the employment agreement, Mr. Silva is currently entitled to receive an annual salary of $375,000 (giving effect to a $150,000 performance salary increase received in November 2021). Concurrently with the execution of the employment agreement, we granted to Mr. Silva pursuant to the 2021 Plan (i) a ten-year option for the purchase of 293,479 shares of our common stock at an exercise price of $47.60 per share (which exercise price was subsequently reduced to $13.50 per share and further reduced, subject to stockholder approval, to $5.08 per share) and (ii) 146,740 RSUs. The option vests to the extent of 50% thereof on the date of grant, 12.5% on November 4, 2021, and the balance in six equal quarterly installments commencing on December 18, 2021. The RSUs vest in three equal annual installments on the first, second and third anniversaries of the date of grant. In the event that Mr. Silva’s employment is terminated by us without “cause”, or Mr. Silva terminates his employment for “good reason” (each as defined in the employment agreement), Mr. Silva will be entitled to receive severance in an amount up to one time his then annual base salary. If Mr. Silva’s employment with us is terminated without cause, the option granted to Mr. Silva will vest and become exercisable and such option will remain exercisable until its expiration date notwithstanding such termination of employment with us. In addition, the RSUs granted to Mr. Silva will vest in the event of the termination of his employment without cause or in the event of a change in control (as defined in the 2021 Plan). In March 2022, we and Mr. Silva agreed that, in lieu of a $50,000 increase in his annual salary (as provided for in his employment agreement), we issued to Mr. Silva 12,438 RSUs (having a value of $50,000), which RSUs will vest in twelve equal monthly installments. Such grant was in consideration of Mr. Silva deferring his right to receive the $50,000 increase in his salary for one year. Effective in March 2023, pursuant to his employment agreement, Mr. Silva will be entitled to his annual increase of $50,000 in his salary (plus, in March 2023, the $50,000 salary increase deferral discussed above).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2021, to the Named Executive Officers:

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price		Option expiration date	Number of shares or units of stock that have not vested		Market value of shares of units that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Lance Alstodt	201,767	91,712	(1)	-	$13.50	(3)	3/18/2031	-		$-	-	$-

Lance Alstodt	21,030	21,029	(2)	-	$13.50	(3)	11/4/2031	-		$-	-	$-

Lance Alstodt	-	-		-	$-		-	146,740	(4)	$636,852	-	$-

Francisco Silva	201,767	91,712	(1)	-	$13.50	(3)	3/18/2031	-		$-	-	$-

Francisco Silva	21,030	21,029	(2)	-	$13.50	(3)	11/4/2031	-		$-	-	$-

Francisco Silva	-	-		-	$-		-	146,740	(4)	$636,852	-	$-

Francisco Silva	1		-	-	$18,800		2/10/2022	-		$-	-	$-

Francisco Silva	1	1		-	$18,800		5/2/2022	-		$-	-	$-

Francisco Silva	1	-		-	$18,800		12/7/2022	-		$-	-	$-

Francisco Silva	1	-		-	$18,800		10/4/2023	-		$-	-	$-

Francisco Silva	3	-		-	$18,800		2/18/2024	-		$-	-	$-

Francisco Silva	1	-		-	$18,800		3/12/2024	-		$-	-	$-

Francisco Silva	9	-		-	$18,800		10/23/2024	-		$-	-	$-

Francisco Silva	6	-		-	$18,800		9/4/2025	-		$-	-	$-

Francisco Silva	15	-		-	$14,920		6/10/2026	-		$-	-	$-

Francisco Silva	20	-		-	$11,200		7/12/2027	-		$-	-	$-

Francisco Silva	25	-		-	$4,920		10/29/2028	-		$-	-	$-

(1)	Option is exercisable in five nearly equal quarterly installments beginning on March 18, 2022.

(2)	Option becomes exercisable in eight nearly equal quarterly installments beginning on November 4, 2022.

(3)	In the event that stockholder approval of Proposal 2 is obtained, the exercise price of the option will be reduced to $5.08 per share.

(4)	Restricted stock vests in three nearly equal annual installments beginning on March 18, 2022.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2021:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Nickolay Kukekov	$-	$-	$128,194	(2)	$-	$-	$-	$128,194
Patrick F. Williams	$-	$-	$53,287	(3)	$-	$-	$-	$53,287
David Rosa	$-	$-	$53,287	(4)	$-	$-	$-	$53,287
____________________
(1)
Amounts reflect the aggregate grant date fair value of grants made in the fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718-Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, available electronically to our stockholders.

(2)	As of December 31, 2021, Dr. Kukekov held options for the purchase of 25,236 shares of common stock.

(3)	As of December 31, 2021, Mr. Williams held options for the purchase of 10,490 shares of common stock.

(4)	As of December 31, 2021, Mr. Rosa held options for the purchase of 10,490 shares of common stock.

Dr. Kukekov and Messrs. Williams and Rosa, our non-employee directors, as compensation for their services as a director, are granted stock options by us from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
Principal Stockholders
The following table sets forth certain information regarding the beneficial ownership of our common stock, as of August 3, 2022, known by us, through transfer agent records and reports filed with the SEC, to be held by: (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our directors; (iii) each of our Named Executive Officers (as defined above); and (iv) all of our directors and executive officers as a group. The following table also sets forth certain information regarding the beneficial ownership of our Series A preferred stock as of August 3, 2022.
The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge, and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 3,645,886 shares of common stock and 1,543,158 shares of Series A preferred stock outstanding as of August 3, 2022.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Approximate Percent of Class	Number of Shares of Series A Preferred Stock Beneficially Owned		Approximate Percent of Class
Directors and Executive Officers						-
Lance Alstodt(1)	333,398	(2)	8.5%	-		-
Francisco Silva(1)	324,702	(3)	8.3%	-		-
Nickolay Kukekov, Ph.D.	12,618	(4)	*	-		-
Patrick F. Williams	3,934	(4)	*	-		-
David Rosa	3,934	(4)	*	-		-
All directors and executive officers as a group (7 persons)	684,589	(5)	16.4%	-		-
Certain Beneficial Owners
Dale Broadrick(6)	616,904	(7)	16.9%	-		-
Auctus Fund, LLC(8) Auctus Fund Management LLC(8) Alfred Sollami(8) Louis Posner(8)	210,000	(9)	5.8%	1,543,158	(10)	100%
____________________
*	Less than 1%

(1)	Address is 40 Marcus Drive, Suite One, Melville, New York 11747.

(2)
Includes 256,794 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days and 1,037 shares of common stock issuable within 60 days upon the vesting of restricted stock units.

(3)
Includes 256,876 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days, 1,037 shares of common stock issuable within 60 days upon the vesting of restricted stock units and 11,829 shares of common stock held by Mr. Silva in a retirement account.

(4)	Represents shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(5)	Includes 540,159 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(6)	Address is 3003 Brick Church Pike, Nashville, Tennessee 37207.

(7)
Based upon Amendment No. 8 to Schedule 13D filed with the Securities and Exchange Commission and other public filings made by Mr. Broderick. Includes 1,359 shares of common stock issuable upon the exercise of currently exercisable warrants and 316,972 shares of common stock owned by Fleetco, Inc. of which Mr. Broderick is a 93% shareholder.

(8)	Address is 545 Boylston Street, 2nd Floor, Boston, Massachusetts 02116.

(9)
Based upon Schedule 13G filed with the Securities and Exchange Commission. Auctus Fund, LLC (“Auctus”) holds a warrant for the purchase of up to 1,676,580 shares of our common stock.  In addition, Auctus’ shares of Series A preferred stock are convertible into an aggregate of 1,543,158 shares of our common stock.  However, such warrant is not exercisable for the purchase of, and such Series A preferred stock is not convertible into, shares of our common stock, to the extent Auctus would beneficially own, after such exercise and/or conversion, more than 4.99% of our outstanding shares of common stock. Since Auctus owns shares of common stock which represent 5.8% of the outstanding shares of common stock, such warrant is not currently exercisable for the purchase of, and such Series A preferred stock is not currently convertible into, shares of our common stock.

(10)
Pursuant to the Certificate of Designations of Preferred Stock with regard to the Series A preferred stock, Auctus, as the sole holder of the 1,543,158 outstanding shares of Series A preferred stock, is entitled to vote such shares based on the number of shares of common stock into which such shares are convertible (currently 1,543,158); however, pursuant to such Certificate of Designations of Preferred Stock, as indicated in footnote (9), such Series A preferred stock is not convertible into shares of our common stock to the extent Auctus would beneficially own, after such conversion, more than 4.99% of our then outstanding shares of common stock.  Since, as of August 3, 2022, Auctus owned 210,000 shares of common stock (representing 5.8% of the outstanding shares of common stock), such Series A preferred stock is not currently convertible into shares of our common stock.  Accordingly, as of August 3, 2022, the sole holder of the Series A preferred stock is not entitled to vote such shares.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2021, with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance, aggregated as follows:

●	all compensation plans previously approved by security holders; and
●	all compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding options (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	839,639	(1)	$13.50	(2)	336,450	(3)
Total	839,639		$13.50		336,450

(1)	Includes options to purchase up to 1,089 shares of common stock under our 2010 Equity Participation Plan.

(2)	In the event that stockholder approval of Proposal 2 is obtained, the weighted average exercise price of the outstanding options will be reduced to $5.08 per share.

(3)	Includes 293,480 unvested restricted stock units outstanding at December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions

Due to the infrequency of related party transactions, we have not formally adopted procedures for the review of, or standards for approval of, such transactions; however, our Board of Directors (or a designated committee thereof) will review related party transactions on a case-by-case basis.

PROPOSAL 1: ELECTION OF DIRECTORS

Two Class II directors are to be elected at the meeting to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been elected and have qualified or until their earlier resignation or removal.
Nominees for Class II Director
Each nominee is currently a member of our Board of Directors. The following table sets forth each nominee's age as of the date of the annual meeting, the positions and offices presently held with us, and the year in which he became a director.
Name	Age	Positions Held	Director Since
Francisco Silva	47	Vice President of Research and Development, Secretary and Director	November 2020
David Rosa	58	Director, Nominating Committee Chair	November 2021

Francisco Silva

Francisco Silva has served as our Vice President of Research and Development since March 2013, having also previously served in such position from April 2011 until March 2012. Mr. Silva was elected our Secretary and a director in November 2020. He served as our Research Scientist from March 2012 to June 2012 and as our Chief Scientist from June 2012 to March 2013. From 2007 to 2011, Mr. Silva served as Chief Executive Officer of DV Biologics LLC, and as President of DaVinci Biosciences, LLC, companies engaged in the commercialization of human based biologics for both research and therapeutic applications. From 2003 to 2007, Mr. Silva served as Vice President of Research and Development for PrimeGen Biotech LLC, a company engaged in the development of cell based platforms. From 2002 to 2003, he was a Research Scientist with PrimeGen Biotech and was responsible for the development of experimental designs that focused on germ line reprogramming stem cell platforms. Mr. Silva has taught courses in biology, anatomy and advanced tissue culture at California State Polytechnic University. He has obtained a number of patents relating to stem cells and has had numerous articles published with regard to stem cell research. Mr. Silva graduated from California State Polytechnic University with a degree in Biology. He also obtained a Graduate Presidential Fellowship and MBRS Fellowship from California State Polytechnic University. We believe that Mr. Silva’s executive-level management experience with us since April 2011 and his extensive knowledge of the science related to our business give him the qualifications to serve as one of our directors.

David Rosa

David Rosa has served as one of our directors and Chair of our Board’s Nominating Committee since November 2021. Mr. Rosa has served as the Chief Executive Officer, President and a director of NeuroOne Medical Technologies Corporation (“NeuroOne”) (Nasdaq: NMTC), since July 2017 and served as Chief Executive Officer and a director of NeuroOne, Inc., formerly its wholly-owned subsidiary, from October 2016 until December 2019, when NeuroOne, Inc. merged with and into NeuroOne. NeuroOne is committed to providing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from epilepsy, Parkinson’s disease, dystonia, essential tremors, chronic pain due to failed back surgeries and other related neurological disorders that may improve patient outcomes and reduce procedural costs. From November 2009 to November 2015, Mr. Rosa served as the Chief Executive Officer and President of Sunshine Heart, Inc., n/k/a CHF Solutions, Inc. (Nasdaq: CHFS), a publicly-held early-stage medical device company. From 2008 to November 2009, he served as Chief Executive Officer of Milksmart, Inc., a company that specializes in medical devices for animals. From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for Cardiac Surgery and Cardiology at St. Jude Medical, Inc. He serves as a director on the board of directors of Biotricity Inc. (Nasdaq:BTCY) and Healthcare Triangle, Inc. (Nasdaq:HCTI).  Mr. Rosa is Chairman of Neuro Event Labs, a privately-held company in Finland, and an Advisory Board member of SYNAPS Dx, a privately-held company in Bethesda, Maryland.  We believe that Mr. Rosa’s senior leadership experience in the medical device industry and his strong technical, strategic, and operational expertise give him the qualifications to serve as one of our directors.

 Directors Not Standing For Election
Name	Age	Positions Held	Director Since	Class/Term Expiration
Lance Alstodt	51	Chief Executive Officer, President and Chairman of the Board	November 2020	Class III/2023
Nickolay Kukekov, Ph.D.	48	Director, Compensation Committee Chair	March 2021	Class I/2024
Patrick F. Williams	50	Director, Audit Committee Chair	November 2021	Class III/2023

Lance Alstodt

Lance Alstodt has served as our Chief Executive Officer, President and Chairman of the Board since November 2020. He served as our Executive Vice President and Chief Strategy Officer from October 2018 to February 2020. Since 2013, Mr. Alstodt has served as Chief Executive Officer of MedVest Consulting Corporation, an advisory and capital firm that focuses exclusively on the healthcare industry. Prior to MedVest, he was an investment banker with over 23 years of experience with respect to healthcare investment banking, including mergers and acquisitions. From 2011 to 2013, Mr. Alstodt was a Managing Director at Leerink Partners where he helped lead its medical technology sector. From 2009 to 2011, he was a Managing Director and Head of Medical Technology at Oppenheimer & Co. From 2000 to 2009, Mr. Alstodt was a Managing Director in the Healthcare Group and Global Mergers and Acquisitions Group at Bank of America Merrill Lynch. He previously spent seven years as a Vice President in the Global Mergers and Acquisitions Group at J.P. Morgan Chase, where he worked extensively on acquisitions, leveraged buyouts, private and public financings, exclusive sales and general advisory assignments. Mr. Alstodt received a degree in Economics from the State University of New York at Albany, with a secondary concentration in Finance and Marketing. We believe that Mr. Alstodt’s executive-level management experience with us and other healthcare businesses and his extensive experience in the investment banking field relating to the healthcare sector give him the qualifications to serve as one of our directors.

Nickolay Kukekov, Ph.D.

Nickolay Kukekov, Ph.D. has served as one of our directors since March 2021 and Chair of our Board’s Compensation Committee since November 2021. For more than the past fifteen years, Dr. Kukekov has held a number of healthcare investment banking positions. He has served as Senior Managing Director of Paulson Investment Company, LLC since 2020. From 2012 to 2020, Dr. Kukekov was a founding partner of Highline Research Advisors LLC. He served as a Managing Director of Summer Street Research Partners from 2010 to 2012. From 2007 to 2009, Dr. Kukekov was a Managing Director of Paramount Capital. He served as a Vice President of Rodmen & Renshaw from 2006 to 2007. He serves as a director of Brain Scientific, Inc. and Omnia Wellness Inc. whose shares are publicly traded. Dr. Kukekov received a Bachelor of Arts degree in molecular, cellular and developmental biology from the University of Colorado at Boulder and a Ph.D. in neuroscience from Columbia University College of Physicians and Surgeons. We believe that Dr. Kukekov’s extensive experience in the investment banking field relating to the healthcare sector and his strong background in regenerative medicine give him the qualifications to serve as one of our directors.

Patrick F. Williams

Patrick F. Williams has served as one of our directors and Chair of our Board’s Audit Committee since November 2021. Mr. Williams has more than 20 years of experience across medical device, consumer product goods and technology sectors. Appointed as Chief Financial Officer of STAAR Surgical Company (“STAAR”) in July 2020, Mr. Williams is responsible for optimizing the financial performance of STAAR and ensuring the scalability of various functions to support high growth expansion. From 2016 to 2019, he served as the Chief Financial Officer of Sientra, Inc. before transitioning to General Manager for its miraDry® business unit. From 2012 to 2016, Mr. Williams served as Chief Financial Officer of ZELTIQ Aesthetics, Inc., a publicly-traded medical device company that was acquired by Allergan. Previously, he served as Vice President in finance, strategy and investor relations roles from 2007 to 2012 at NuVasive, Inc., a San-Diego based medical device company servicing the spine sector. He has also held finance roles with Callaway Golf and Kyocera Wireless. Mr. Williams received an MBA in Finance and Management from San Diego State University and a Bachelor of Arts in Economics from the University of California, San Diego. We believe that Mr. Williams’ executive-level management experience with healthcare-related businesses, including his financial management expertise, give him the qualifications to serve as one of our directors.

Scientific Advisors

Scientific Advisory Board

The following persons are the members of our Scientific Advisory Board:

Name	Principal Positions

Wayne Marasco, M.D., Ph.D. Chairman	Professor, Department of Cancer Immunology & AIDS, Dana-Farber Cancer Institute; Professor of Medicine, Harvard Medical School; Principal Faculty Member, Harvard Stem Cell Institute

Wayne J. Olan, M.D.
Director, Interventional and Endovascular Neurosurgery;
Associate Professor, Neurosurgery and Radiology, George Washington University Medical Center;
Consulting Physician, Department of Radiology, National Institutes of Health

Joy Cavagnaro, Ph.D., DABT, RAC
President and Founder, Access BIO, L.C.;
Fellow, Academy of Toxicological Sciences and the Regulatory Professional Society;
Formerly Senior Pharmacologist and Director of Quality Assurance, Food and Drug Administration’s Center for Biologics Evaluation and Research

Jason Lipetz, M.D. Chairman, Disc Advisory Committee
Founder, Long Island Spine Rehabilitation Medicine;
Chief of Spine Medicine, Northwell Health Spine Center;
Clinical Assistant Professor, Department of Physical Medicine and Rehabilitation, Zucker School of Medicine at Hofstra/Northwell

Harvinder Sandhu, M.D.	Orthopedic Spine Surgeon, Hospital for Special Surgery; Formerly Chief of Spinal Surgery Service, UCLA Medical Center

Christopher Plastaras, M.D.
Clinical Director of Musculoskeletal Spine and Sports Rehabilitation Medicine and Physiatrist, MossRehab;
Formerly Director of The Penn Spine and Rehabilitation Center;
Formerly Director of Spine, Sports and Musculoskeletal Medicine Fellowship, University of Pennsylvania

Family Relationships

There are no family relationships among any of our executive officers, directors and Scientific Advisory Board members.
Term of Office
We have a classified Board of Directors. Each Class III director will hold office until the 2023 annual meeting of stockholders and until his respective successor shall have been elected and have qualified or until his earlier resignation or removal. Each Class II director will hold office until the 2025 annual meeting of stockholders and until his respective successor shall have been elected and have qualified or until his earlier resignation or removal. Each Class I director will hold office until the 2024 annual meeting of stockholders and until his respective successor shall have been elected and have qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.
Board Diversity
Board Diversity Matrix (As of August 3, 2022)
Board Size:
Total Number of Directors:	5
	Female	Male
Part I: Gender Identity
Directors	-	5
Part II: Demographic Background
Asian	-	1
White	-	5
Two or More Races or Ethnicities	-	1

Committees
Audit Committee
The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the services provided by our independent registered public accounting firm.  The responsibilities and duties of the Audit Committee include the following:
•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the SEC, our stockholders or to the general public, and our internal financial and accounting controls;

•	oversee the appointment, compensation and retention of, and the work performed by, any independent registered public accounting firm engaged by us;
•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations;
•	recommend, establish and monitor procedures designed to facilitate:
•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters; and
•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.
The members of our Board’s Audit Committee currently are Messrs. Williams (Chair) and Rosa and Dr. Kukekov. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is available on our website, www.biorestorative.com.
Nominating Committee
The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and selecting director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Rosa (Chair) and Williams and Dr. Kukekov. Our Board has adopted a written charter for the Nominating Committee. A copy of the charter is available on our website, www.biorestorative.com. While the Nominating Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating Committee considers diversity of background, experience and qualifications in evaluating prospective Board members. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below.  The Nominating Committee evaluates all candidates based upon, among other factors, a candidate’s financial literacy, knowledge of our industry, other relevant background experience, judgment, skill, integrity, the interplay of a candidate’s experience with the experience of other Board members, ‘independence’ (for purposes of compliance with the NASDAQ Marketplace Rules), and willingness, ability and availability for service.  After conducting an initial evaluation of a prospective nominee, the Nominating Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating Committee may also ask the candidate to meet with management.  If the Nominating Committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate's nomination and election.  At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee
The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees.  The responsibilities and duties of the Compensation Committee include the following:
•
review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and determine and approve the Chief Executive Officer's compensation level based on this evaluation;

•	make recommendations to the Board with respect to non-Chief Executive Officer compensation;
•	approve any new equity compensation plan or any material change to an existing plan, approve grants pursuant to equity compensation plans and administer such plans;
•	in consultation with management, oversee regulatory compliance with respect to compensation matters; and
•	make recommendations to the Board with respect to any severance or similar termination payments proposed to be made to any current or former executive officer or member of senior management.
The members of the Compensation Committee currently are Dr. Kukekov (Chair) and Messrs. Rosa and Williams. Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on our website, www.biorestorative.com.
The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers. The Compensation Committee has the authority to consult with management to assist it in its efforts.
Pursuant to its charter, the Compensation Committee also has the sole authority to retain and terminate outside compensation consultants, as well as to approve the consultant’s fees and any other terms of the engagement.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since November 2020, Lance Alstodt has served as our Chief Executive Officer and Chairman of the Board. We do not currently have a lead independent director. At this time, our Board believes that Mr. Alstodt’s combined role as Chief Executive Officer and Chairman of the Board enables us to benefit from Mr. Alstodt’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our stockholders are best served by our current leadership structure.
Report of the Audit Committee
In overseeing the preparation of the financial statements of the Company as of December 31, 2021 and 2020, and for the years then ended, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with management. The Audit Committee also discussed with Friedman LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect.
The Audit Committee received the written disclosures and the letter from Friedman required by applicable requirements of the Public Company Accounting Oversight Board regarding Friedman’s communications with the Audit Committee concerning independence and the Audit Committee discussed Friedman’s independence with Friedman.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
Members of the Audit Committee
Patrick F. Williams
Nickolay Kukekov, Ph.D.
David Rosa

Meetings
Our Board of Directors held six meetings during the fiscal year ended December 31, 2021.
The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2021.

The Nominating Committee of the Board of Directors did not meet during the fiscal year ended December 31, 2021.
The Compensation Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2021.
During the fiscal year ended December 31, 2021, each of our then directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of the meetings of all committees of the Board on which they served, except for Mr. Rosa who joined the Board in November 2021 and was unable to attend the Board and Audit Committee meetings held on November 15, 2021.  He attended the Board and Compensation Committee meetings held in December 2021.
We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend.  Messrs.. Alstodt and Silva were in attendance at last year’s annual meeting of stockholders.
Communications with Board of Directors
Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, BioRestorative Therapies, Inc., 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.
Audit Committee Financial Expert

Our Board has determined that Mr. Williams qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2021. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission, during the fiscal year ended December 31, 2021, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Robert Kristal, our Chief Financial Officer, filed his Form 3 and one Form 4 (reporting one transaction) late.

Director Independence
Board of Directors
Our Board of Directors is currently comprised of Lance Alstodt (Chairman), Francisco Silva, Nickolay Kukekov, Ph.D., Patrick F. Williams and David Rosa.  Each of Dr. Kukekov and Messrs. Williams and Rosa is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Audit Committee
The members of our Board’s Audit Committee currently are Messrs. Williams (Chair) and Rosa and Dr. Kukekov, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act.
Nominating Committee
The members of our Board’s Nominating Committee currently are Messrs. Rosa (Chair) and Williams and Dr. Kukekov, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.
Compensation Committee
The members of our Board’s Compensation Committee currently are Dr. Kukekov (Chair) and Messrs. Williams and Rosa, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.
Code of Ethics for Senior Financial Officers

Our Board of Directors has adopted a Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on our website, www.biorestorative.com. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, our Code of Ethics by posting such information on our website, www.biorestorative.com.

Recommendation
The Board of Directors recommends a vote FOR both Class II nominees.

PROPOSAL 2: AMENDMENTS TO THE COMPANY’S 2021 STOCK INCENTIVE PLAN

Our Board of Directors has approved, subject to stockholder approval, amendments to the BioRestorative Therapies, Inc. 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock authorized to be issued thereunder from 1,175,000 to 2,500,000 and to clarify certain provisions of the 2021 Plan as to the authority of the Board and the Compensation Committee to make adjustments to, among other things, the exercise price of granted options. The amendments to the 2021 Plan are being submitted to the stockholders for approval.

As of August 3 , 2022, options for the purchase of 864,609 shares of common stock had been granted pursuant to the 2021 Plan. In addition, as of such date, 318,356 restricted stock units (“RSUs”) had been granted pursuant to the 2021 Plan and no shares were reserved for future grants under the 2021 Plan (without giving effect to the amendment to the 2021 Plan increasing the number of shares authorized to be issued under the 2021 Plan to 2,500,000, subject to stockholder approval). See “2021 Plan Benefits” below for additional details.

The 2021 Plan was originally adopted by our Board on March 18, 2021. Pursuant to the 2021 Plan, up to 1,175,000 shares of common stock were initially authorized to be issued. Stockholder approval of the 2021 Plan was obtained on August 17, 2021. Effective as of December 10, 2021, our Board, subject to stockholder approval, increased the number of shares authorized to be issued under the 2021 Plan from 1,175,000 to 2,500,000 and revised certain provisions of the 2021 Plan to make clear the authority of our Board and Compensation Committee to reduce the exercise price of options granted pursuant to the 2021 Plan (either directly or pursuant to the cancellation of an outstanding option and the regrant of the option at a reduced exercise price). Concurrently, our Compensation Committee reduced the exercise price of the outstanding options under the 2021 Plan for the purchase of an aggregate of 838,549 shares of our common stock from $13.50 per share to $5.08 per share (the closing price of our common stock on the day immediately preceding the Compensation Committee determination), including the options held by our officers and directors as follows: (i) Lance Alstodt, our President, Chief Executive Officer and Chairman of the Board: 335,538 shares, (ii) Francisco Silva, our Vice President of Research and Development and a director: 335,538 shares; (iii) Robert Kristal, our Chief Financial Officer: 10,490 shares; (iv) Nickolay Kukekov, one of our directors: 25,236 shares; (v) Patrick F. Williams, one of our directors: 10,490 shares; and (vi) David Rosa, one of our directors: 10,490 shares. The reduced exercise price of the foregoing options is subject to stockholder approval of this proposal.

The 2021 Plan plays an important role in our efforts to attract and retain employees of outstanding ability and to align the interests of employees with those of the stockholders through increased stock ownership. As discussed below, the 2021 Plan is also designed to provide incentives to our non‑employee directors, consultants and advisors.

The following statements include summaries of certain provisions of the 2021 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 2021 Plan, a copy of which is available at our offices.

Purpose

The purpose of the 2021 Plan is to promote the success and enhance the value of the Company and its subsidiaries by linking the individual interests of employees, consultants, advisors and members of our Board of Directors to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2021 Plan is further intended to provide flexibility to the Company and its subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent.

Administration

The 2021 Plan provides for its administration by our Board of Directors, or a committee (the “Committee”) appointed by the Board. The following discussion of the 2021 Plan assumes that the 2021 Plan is administered by the Compensation Committee.

The Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom awards will be granted under the 2021 Plan, and to determine the times at which awards will be granted and the terms of such grants. The Committee is authorized to interpret the 2021 Plan and the interpretation and construction by the Committee of any provision of the 2021 Plan or of any award granted under the 2021 Plan shall be final and conclusive. The receipt of awards under the 2021 Plan by directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 2021 Plan.

As amended, pursuant to the 2021 Plan, the Committee is authorized to reduce the exercise price of granted options (either directly or pursuant to a cancellation of the options and the regrant of an option at a reduced exercise price equal to the then fair market value (as defined in the 2021 Plan) of our common stock).

Eligibility

Subject to certain limitations as set forth in the 2021 Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of incentive stock options, are employees of the Company or, in the case of non-qualified stock options, are employees or non‑employee directors of, or certain consultants or advisors to, the Company. Subject to certain limitations as set forth in the 2021 Plan, restricted stock, RSUs, stock appreciation rights and other stock awards may be granted thereunder to persons or entities who are employees or non-employee directors of, or certain consultants or advisors to, the Company.

As of August 3, 2022, eight employees, three non-employee directors, six members of our Scientific Advisory Board and three consultants and advisors were eligible to receive awards under the 2021 Plan.

Options

Nature of Options

The Committee may grant options under the 2021 Plan which are intended to either qualify as “incentive stock options” within the meaning of Section 422 of the Code or not so qualify. We refer to options that do not so qualify as “non-qualified stock options.” The Federal income tax consequences relating to the grant and exercise of incentive stock options and non-qualified stock options are described below under “Federal Income Tax Consequences.”

Option Price

The option price of the shares subject to an incentive stock option or a non-qualified stock option may not be less than the fair market value of the common stock on the date upon which such option is granted. In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of our stock or of a parent or of any of our subsidiaries, the option price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

On August 3, 2022, the last reported sale price for our common stock on The Nasdaq Capital Market was $3.16 per share.

Exercise of Options

An option granted under the 2021 Plan shall be exercised by the delivery by the holder to our Secretary at our principal office of a written or electronic notice of the number of shares with respect to which the option is being exercised. The notice must be followed by payment of the full option price of such shares which must be made by the holder's delivery of (i) cash or check in such amount, (ii) previously acquired common stock, the fair market value of which shall be determined as of the date of exercise, (iii) other form of legal consideration acceptable to the Committee, or (iv) any combination of the foregoing.

Duration of Options

No incentive stock option granted under the 2021 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% stockholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Non-qualified stock options granted under the 2021 Plan shall be exercisable for a period of up to ten years from the date of their grant.

Non-Transferability

Options granted under the 2021 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the grantee; provided, however, that a non-qualified stock option granted under the 2021 Plan may, upon the approval of the Committee, be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations offer.

Death, Disability or Termination of Employment

Subject to the terms of the agreement pursuant to which the options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall terminate other than for cause or by reason of death or disability, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option.

Subject to the terms of the agreement pursuant to which the options are granted, if an option holder under the 2021 Plan dies while employed by us or while serving as a non‑employee director of, or consultant or advisor to, us, then such option may be exercised by the estate of the employee, non‑employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within twelve months after his death.

Subject to the terms of the stock option agreement pursuant to which the options are granted, if the holder of an option under the 2021 Plan ceases employment or services because of permanent and total disability (as defined in the 2021 Plan) while employed by, or while serving as a non‑employee director of, or consultant or advisor to, us, then such option may be exercised at any time within twelve months after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (an “SAR”) to such persons eligible under the 2021 Plan as selected from time to time. SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine. An SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for payment of shares of our common stock, cash or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares of our common stock underlying the SAR, determined on the date of exercise, over the fair market value of our common stock underlying the SAR on the date of grant.

No SAR granted under the 2021 Plan shall be exercisable after the expiration of ten years from the date of its grant.

Restricted Stock and Restricted Stock Unit Grants

The Committee may grant restricted stock and RSUs under the 2021 Plan to any individual or entity eligible to receive restricted stock or RSUs. A restricted stock or RSU award is an award of shares of our common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.

Shares granted pursuant to a grant of restricted stock or RSUs shall vest as determined by the Committee. Except as otherwise provided in the award agreement, a grantee shall forfeit all shares not previously vested, if any, at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us.

In determining the vesting requirements with respect to a grant of restricted stock or RSUs, the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance goals and federal or state securities laws.

During the period that restricted stock is unvested, the grantee will be the record owner of the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted; however, if any dividends or distributions are payable in shares of our stock, cash and/or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by us until such time as the vesting restrictions with respect to the restricted stock are satisfied.

A holder of RSUs shall not have any rights of a stockholder with respect to the shares of common stock underlying the RSUs unless and until the RSUs vest and are settled by the issuance of shares of common stock.

Amendment and Termination

The 2021 Plan (but not the options or other stock awards previously granted thereunder) shall terminate on March 18, 2031, ten years from the date that it was adopted by our Board. Subject to certain limitations, the 2021 Plan may be amended or modified from time to time or terminated at an earlier date by our Board or by the stockholders.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, restricted stock and RSUs granted under the 2021 Plan. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States. The discussion does not address state, local or foreign income tax consequences.

Non-qualified Stock Options

Under the Code and the Treasury Department Regulations, a non-qualified stock option does not ordinarily have a readily ascertainable fair market value when it is granted. This rule will apply to our grant of non-qualified stock options. Consequently, the grant of a non-qualified stock option to an optionee will result in neither income to him or her nor a deduction to us. Instead, the optionee will recognize compensation income at the time he or she exercises the non-qualified stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to the optionee over the option price. Subject to the applicable provisions of the Code and the Treasury Department Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee's income.

For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him or her upon exercise of a non-qualified stock option, the optionee's basis in such shares will be the sum of the optionee’s option price plus the amount of compensation income recognized by him or her on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period requirement for the shares. No part of any such gain will be an item of tax preference for purposes of the alternative minimum tax.

Incentive Stock Options

Options granted under the 2021 Plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he or she sells or disposes of the shares transferred to him or her upon exercise of the incentive stock option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his or her option price. If the optionee holds the shares acquired upon exercise for the requisite holding period set forth in the Code, the optionee will realize long-term capital gain treatment upon their sale or disposition.

Generally, we will not be allowed a deduction with respect to an incentive stock option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him or her upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be incentive stock options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a non-qualified stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are non-qualified stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a non-qualified stock option.

Other Stock-Based Awards

The income tax consequences of the other stock-based awards will depend on how such awards are structured. In the case of the grant of an RSU, a participant will not be in receipt of taxable income at the time of grant. On delivery, a participant will be in receipt of ordinary income in an amount equal to the fair market value of the acquired shares of common stock.

New 2021 Plan Benefits

The benefits that will be awarded or paid under the 2021 Plan are not currently determinable (see, however, “Eligibility” above). Awards granted under the 2021 Plan are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them.

2021 Plan Benefits

The following table sets forth certain information regarding options and RSUs granted under the 2021 Plan as of August 3, 2022, to (i) each Named Executive Officer, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, (v) each associate of any such directors, executive officers or nominees, (vi) each other person who received 5% of the options granted and (vii) all employees, including current officers who are not executive officers, as a group:

Name and Position	Common Stock Underlying Options Granted	Weighted Average Exercise Price Per Share	Restricted Stock Units Granted
Lance Alstodt Chief Executive Officer, President and Chairman of the Board	335,538 (1)	$13.50 (6)	159,178 (7)
Francisco Silva Vice President of Research and Development	335,538 (1)	$13.50 (6)	159,178 (7)
All current executive officers as a group	689,843 (2)	$13.50 (6)	318,356 (7)
All current directors who are not executive officers as a group	46,216 (3)	$13.50 (6)	-
Jason Lipetz, M.D., Chairman, Disc Advisory Committee of Scientific Advisory Board	49,915 (4)	$13.50 (6)	-
All employees, including all current officers who are not executive officers, as a group	712,605 (5)	$13.50 (6)	318,356 (7)
____________________
(1)	Such options have vested to the extent of 238,452 shares.
(2)	Such options have vested to the extent of 482,907 shares.
(3)	Such options have vested to the extent of 20,486 shares.
(4)	Such options have vested to the extent of 12,470 shares.
(5)	Such options have vested to the extent of 488,599 shares.
(6)	In the event that stockholder approval of this Proposal 2 is obtained, the exercise price of the options will be reduced to $5.08 per share.
(7)
Such RSUs vest to the extent of 48,914 shares on March 18, 2022, 48,913 shares on each of March 18, 2023 and 2024, 1,037 shares on each of April 18, 2022, June 18, 2022, August 18, 2022, October 18, 2022, December 18, 2022 and February 18, 2023 and 1,036 shares on each of May 18, 2022, July 18, 2022, September 18, 2022, November 18, 2022 and January 18, 2023 (subject to earlier vesting under certain circumstances).

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2021, with respect to compensation plans (including individual compensation arrangements) under which our shares of common stock are authorized for issuance, aggregated as follows:

•	all compensation plans previously approved by security holders; and
•	all compensation plans not previously approved by security holders.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding options (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	839,639	(1)	$13.50	(2)	336,450	(3)
Total	839,639		$13.50		336,450
____________________
(1)	Includes options to purchase up to 1,089 shares of common stock under our 2010 Equity Participation Plan.

(2)	In the event that stockholder approval of this Proposal 2 is obtained, the weighted average exercise price of the outstanding options will be reduced to $5.08 per share.

(3)	Includes 293,480 unvested restricted stock units outstanding at December 31, 2021.

Vote Required

The approval of the amendments to the Plan requires the affirmative vote of stockholders who hold a majority of the voting power present in person or represented by proxy at the meeting.

Recommendation

The Board of Directors recommends a vote FOR approval of the amendments to the Plan.

PROPOSAL 3: AUTHORIZATION TO REINCORPORATE THE COMPANY IN THE STATE OF NEVADA
Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly-formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to herein as the “Surviving Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Surviving Company will be the surviving corporation and will continue to operate our business under the name “BioRestorative Therapies, Inc.”

Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Nevada will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and its stockholders. First of all, the Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For tax year 2021, we paid approximately $91,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2022, our Delaware franchise taxes will be $200,000 (based on our current capital structure and assets). If we reincorporate in Nevada, our current annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of $210, and an annual fee based on the number of authorized shares and their par value, currently equal to $300.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that, for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, reincorporation in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparative Rights of Stockholders under Delaware and Nevada Law” below.

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Nevada, the Company will be merged with and into the Surviving Company. Prior to the Merger, the Surviving Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Surviving Company are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Nevada, our Board of Directors has approved, and recommends to our stockholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Surviving Company. The full texts of the Merger Agreement, the Certificate of Amended and Restated Articles of Incorporation of the Surviving Company, the Certificate of Designations of Preferred Stock of the Surviving Company with respect to Series A preferred stock and the Bylaws of the Surviving Company, in substantially the forms under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B, Appendix C and Appendix D, respectively. The discussion contained in this proxy statement is qualified in its entirety by reference to such Appendices.

The Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and the Surviving Company are in the best interests of our stockholders. The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Appendix A. Stockholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Surviving Company, the Company’s separate legal existence shall cease, and the Surviving Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, the outstanding shares of common stock and Series A preferred stock of the Company will automatically be converted into shares of common stock and Series A preferred stock of the Surviving Company, respectively, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Surviving Company’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Surviving Company’s common stock. The Surviving Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Surviving Company shall be governed by Nevada law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Nevada law and Delaware law.

Articles of Incorporation, Certificate of Designations of Preferred Stock and Bylaws of the Surviving Company Following the Merger. The Merger Agreement provides that the Articles of Incorporation of the Surviving Company, as in effect at the Effective Time (as defined below), will be amended and restated as provided for in the Certificate of Amended and Restated Articles of Incorporation of the surviving corporation following the Merger, as provided for in Appendix B attached to this proxy statement.  The Merger Agreement also provides that the Certificate of Designations of Preferred Stock with respect to the Series A preferred stock of the Company will be the Certificate of Designations of Preferred Stock with respect to the Series A preferred stock of the surviving corporation following the Merger.  The Certificate of Designations is attached to this proxy statement as Appendix C. The Merger Agreement further provides that the Bylaws of the Surviving Company, as in effect at the Effective Time, will be the Bylaws of the surviving corporation following the Merger.  The Bylaws are attached to this proxy statement as Appendix D.

Directors and Officers of the Surviving Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time.

Effective Time

It is anticipated that the Merger, and consequently our reincorporation from Delaware to Nevada, will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Merger to be executed and filed with the office of the Nevada Secretary of State in accordance with the Nevada Revised Statutes (the “NRS”) Section 92A.200 and (ii) the Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the Delaware General Corporation Law (the “DGCL”). However, the Reincorporation may be delayed by our Board of Directors or the Merger Agreement may be terminated and abandoned by action of our Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if our Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Material U.S. Federal Income Tax Consequences of the Reincorporation

We intend the Merger to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Merger qualifies as a tax-free reorganization, the holders of our common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the consummation of the Reincorporation, and neither will the Company nor the Surviving Company. Each stockholder will have the same basis in the Surviving Company common stock received as a result of the Reincorporation as that holder has in our common stock held at the time the Merger is consummated. Each holder’s holding period in the Surviving Company common stock received as a result of the Merger will include the period during which such holder held our common stock at the time the Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Merger.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

Stockholders should consult their own tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Act Consequences

The shares of the Surviving Company common stock and Series A preferred stock to be issued in exchange for shares of our common stock and Series A preferred stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Surviving Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, the Surviving Company will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Merger will continue to have freely tradable shares of Surviving Company common stock. Stockholders holding restricted shares of Surviving Company common stock and Series A preferred stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock and Series A preferred stock are subject. In summary, the Surviving Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of the Surviving Company common stock or Series A preferred stock. New stock certificates representing shares of Surviving Company common stock and Series A preferred stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Surviving Company common stock or Series A preferred stock, as the case may be, following the Effective Time of the Merger.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving corporation. The incumbent officers and directors of the Company will also be the officers and directors of the Surviving Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation described in this Proposal 3.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

Comparative Rights of Stockholders Before and After the Reincorporation

Upon consummation of the Reincorporation, the outstanding shares of our common stock will be converted into shares of the Surviving Company’s common stock. Consequently, our common stockholders, whose rights as stockholders are currently governed by the DGCL and the Company’s current Certificate of Incorporation and Bylaws, will become common stockholders of the Surviving Company (as the surviving corporation) whose rights will be governed by the NRS and the Amended and Restated Articles of Incorporation and the Bylaws of the Surviving Company, which are attached hereto as Appendix B and Appendix D, respectively.

Upon consummation of the Reincorporation, the outstanding shares of our Series A preferred stock will be converted into shares of the Surviving Company’s Series A preferred stock. Consequently, our sole Series A preferred stockholder, whose rights as a stockholder are currently governed by the DGCL and the Company’s current Certificate of Incorporation, Certificate of Designations of Preferred Stock with respect to the Series A preferred stock and Bylaws, will become a Series A preferred stockholder of the Surviving Company (as the surviving corporation) whose rights will be governed by the NRS and the Amended and Restated Articles of Incorporation, the Certificate of Designations of Preferred Stock with respect to the Series A preferred stock and the Bylaws of the Surviving Company, which are attached hereto as Appendix B, Appendix C and Appendix D, respectively.

The Company’s current Certificate of Incorporation, Certificate of Designations of Preferred Stock and Bylaws are referred to below as the “Current Charter”, the “Current Certificate of Designations” and the “Current Bylaws”, respectively, and the Surviving Company’s Amended and Restated Articles of Incorporation, Certificate of Designations of Preferred Stock and Bylaws are referred to below as the “New Charter,” the “New Certificate of Designations” and the “New Bylaws”, respectively.

Key Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation

The New Charter and New Bylaws differ in a number of respects from the Current Charter and Current Bylaws, respectively, copies of which have been filed with the SEC (see Exhibits 3.1 and 3.2, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, available electronically to our stockholders) and are also available for inspection by our stockholders upon reasonable notice during regular business hours, at our principal executive offices at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Corporate Secretary.

There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company as the surviving corporation. The following are summaries of some of the more significant differences between the Current Charter and Current Bylaws, on the one hand, and the New Charter and New Bylaws, on the other. Except as described in this section, the rights of stockholders under the New Charter and New Bylaws are substantially the same as under the Current Charter and Current Bylaws.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Current Charter and Current Bylaws, and the New Charter and New Bylaws.

Provisions	Nevada	Delaware
Charter regarding limitation on liability
The New Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Surviving Company shall be eliminated or limited. Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

The Current Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.

Charter regarding distributions to stockholders
The New Charter provides that, in accordance with the NRS, the Surviving Company may make distributions to stockholders even when, after giving effect to the distribution, the Surviving Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Surviving Company were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, a dividend may only be paid out of a corporation’s surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding year.

Bylaws regarding proxies
The New Bylaws provide that each proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.
Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.
Bylaws regarding removal of directors
As permitted by Nevada law, the New Bylaws provide that any director may be removed from office at any special meeting of the stockholders either with or without cause by the vote of the holders of not less than 75% of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred.

Under the DGCL, any director may be removed, with or without cause, by the stockholders, except that, in the case of a corporation whose board is classified (such as the Company), no director may be removed from office by the stockholders except for cause.

Bylaws regarding director compensation
As permitted by Nevada law, the New Bylaws provide that director compensation established pursuant to the bylaws shall be presumed to be fair to the Surviving Company unless proven unfair by a preponderance of the evidence.
Delaware law does not have a corresponding statute.
Bylaws regarding stockholder proposals
The New Bylaws provide that a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Surviving Company in accordance with New Bylaws, which requires the proposal be delivered to the secretary of the Surviving Company not earlier than the 120th day and not later than the 90th day prior to the meeting and the disclosure of certain information including the name and address of the stockholder, the number of shares directly or indirectly held by the stockholder and any other information relating to the stockholder, beneficial owner or a control person of the stockholder that would be required to be disclosed in a proxy statement.

The Current Bylaws provide that a stockholder proposal may be considered at a meeting of stockholders if such proposal is properly requested to be brought before such meeting by a stockholder of the Company in accordance with Current Bylaws, which requires the proposal to delivered to the secretary of the Company not less than 45 days nor more than 75 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, then, to be timely, such notice must be received by the Company no later than the later of 90 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

Bylaws regarding forum adjudication for disputes
The New Bylaws provide that the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for certain categories of actions brought by stockholders as specified in the new Bylaws.
The Current Bylaws do not contain a corresponding provision.

The Current Certificate of Designations and the New Certificate of Designations are substantially identical.

Comparative Rights of Stockholders under Delaware and Nevada Law

General. The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Surviving Company. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Surviving Company following the consummation of the Reincorporation.

The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL, as well as the forms of the New Charter, the New Certificate of Designations and New Bylaws, which are attached as Appendix B, Appendix C and Appendix D, respectively, to this proxy statement, and which will come into effect concurrently with the consummation of the Reincorporation.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years. The Current Charter and Current Bylaws provide for a classified board of directors.

The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually. The New Charter and New Bylaws also provide for a classified board of directors, and thus all directors will still be elected each year for a three-year term following the consummation of the Reincorporation.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Current Charter does not provide for cumulative voting in the election of directors. Similarly, the New Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Thus, under the DGCL, a director of a corporation that has a classified board, such as the Company, may be removed only for cause by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantage of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Unlike the DGCL, however, the NRS does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit. Alternatively, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the Company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Finally, in Nevada, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, it must be proven that the directors’ or officers’ act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Advancement of Expenses. Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws.

The Current Charter provides that stockholders may act by written consent if such consent is authorized by a majority of the entire Board. The New Charter contains a substantially similar provision.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. Pursuant to NRS 78.288(2)(b), in the New Charter, the Surviving Company is specifically allowed to make any distribution that otherwise would be prohibited by the Balance Sheet Test.

To date, the Company has not paid dividends on its shares of common stock. The payment of dividends following the consummation of the Reincorporation, if any, will be within the discretion of the board of directors of the Surviving Company. Our Board (which will be the board of directors of the Surviving Company immediately following the Reincorporation) does not anticipate that the Surviving Company will pay dividends in the foreseeable future.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval by a corporation’s board of directors, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. In the New Charter, the Surviving Company does not opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by an absolute majority of outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

The Current Charter does not require a higher percentage to vote to approve certain corporate transactions. The New Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Current Charter and Current Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Holders of securities that are listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in NRS 92A.390(3) or a combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. Like the Current Charter and Current Bylaws, the New Charter and New Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Current Bylaws, a special meeting of stockholders may be called by our Board or by the Chairman of our Board. The New Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Nevada law is more restrictive. Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings. Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Current Bylaws provide that (A) holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business, (b) directors are to be elected by plurality vote and (c) all other matters are to be determined by majority vote of the shares present and voting, other than as required by the DGCL or the Company’s governing documents.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The New Bylaws provide that one-third of the votes entitled to be cast on any matter shall constitute a quorum. The New Charter and New Bylaws do not change the statutory rule with respect to voting requirements for approval of an action.

Stockholder Inspection Rights. The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934.

Anti-Takeover Implications of the Proposed Reincorporation

Delaware law and the Company’s certificate of incorporation and bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors can be opportunistically timed and unfairly priced to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can seriously disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Company’s certificate of incorporation and bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The New Charter contains anti-takeover provisions similar to those set forth in the Current Charter.

Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of the Surviving Company and the Company which could have a bearing on unapproved takeover attempts as discussed in “Comparative Rights of Stockholders Before and After the Reincorporation” and “Comparative Rights of Stockholders under Delaware and Nevada Law” above.

Certain anti-takeover provisions set forth in the Current Charter and the New Charter are as follows:

•	The governing documents of the Company and the Surviving Company establish a classified board of directors.
•	The governing documents of the Company and the Surviving Company do not allow stockholders to act by written consent unless otherwise approved by the Board of Directors.
•
The governing documents of the Company allow stockholders to remove directors only for cause and with the affirmative vote of holders of 75% of the Company’s voting power. The governing documents of the Surviving Company allow stockholders to remove directors with or without cause and with the affirmative vote of holders of 75% of the Company’s voting power.

•	The governing documents of the Company and the Surviving Company allow the Board of Directors alone to fill any directorship vacancies.

•	The governing documents of the Company and the Surviving Company allow the Board of Directors or the Chairman of the Board to call a special meeting of stockholders.
•
The governing documents of the Company and the Surviving Company provide that any amendments to the bylaws and certain amendments to the certificate of incorporation or articles must be approved by holders of 75% of the voting power of the Company.

The inclusion of anti-takeover provisions in the New Charter and New Bylaws does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to address hostile takeovers apart from those discussed in this proxy statement, if warranted from time to time in the judgment of the Board of Directors.
Vote Required

The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada pursuant to the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the Reincorporation.

PROPOSAL 4: ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement.

The compensation structure established by our Compensation Committee is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of stockholder value, to reward executives when we perform financially or operationally well, to align the financial interests of our executives with the interests of our stockholders, and to be competitive within our industry. We believe that our philosophy and practices have resulted in executive compensation decisions that are appropriate and that have benefited us over time.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive officers’ compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation through the following resolution:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2022 annual meeting.”

Because this stockholder vote is advisory, it is not binding on us or our Board of Directors. However, our Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions that our stockholders express in their votes. The Compensation Committee will review the results of the stockholder votes on this “say on pay” proposal and consider whether to recommend any changes or modifications to our executive compensation policies and practices as a result of such votes.

Vote Required

The affirmative vote of the holders of a majority of our shares of common stock present at the meeting, in person or by proxy, is required for approval of this proposal.

Recommendation

The Board of Directors recommends a vote FOR approval of the compensation of our executive officers as disclosed in this proxy statement.

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are also providing our stockholders with the opportunity to cast a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our executive officers. After careful consideration of this proposal, our Board determined that an advisory vote on executive compensation that occurs every three years is the most appropriate option for us and, therefore, recommends that stockholders vote for future advisory votes on executive compensation to occur every three years. In reaching its recommendation, our Board determined that an advisory vote every three years would permit our compensation programs to be evaluated on a long-term basis and provide the Board with sufficient time to thoughtfully evaluate and respond to stockholder input.

By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on executive officer compensation every one, two, or three years. Stockholders may also abstain from voting. The option that receives the most votes cast at the meeting will be considered by the Board in determining the preferred frequency with which we will hold a stockholder vote to approve the compensation of our named executive officers.

Because this is an advisory vote and not binding, the Board may decide that it is in the best interest of our stockholders and us to hold an advisory vote on the compensation of our executive officers more or less frequently than the frequency approved by our stockholders. However, our Board of Directors and the Compensation Committee value the opinions expressed by our stockholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our named executive officers.

Recommendation

The Board recommends a vote FOR a frequency of EVERY THREE YEARS regarding the frequency of future advisory votes on executive compensation.

PROPOSAL 6: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Although ratification by stockholders is not required by our organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by stockholders of the appointment of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2022, is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee of our Board may reconsider whether or not to retain Friedman, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Friedman served as our independent registered public accountants with respect to each fiscal year since the year ended December 31, 2019.

It is not expected that a representative of Friedman will attend the meeting.

The following is a summary of the fees billed or expected to be billed to us by Friedman, our independent registered public accountants, for professional services rendered with respect to the fiscal years ended December 31, 2021 and 2020:

	Friedman LLP
	2021	2020
Audit fees (1)	$95,000	$80,000
Audit-related fees (2)	40,500	-
Tax fees (3)	-	-
All other fees (4)	-	-
	$135,500	$80,000
____________________

(1)
Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2021, and 2020, and the review of our condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of our financial statements and in connection with the filing of Forms S-1 and S-8 registration statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

(4)	All Other Fees consist of fees billed for products and services provided by our independent registered public accountants, other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants, and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants. The fees shown above were pre-approved either by our Board or our Audit Committee.
Vote Required

The ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation
The Board of Directors recommends that stockholders vote FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
PROPOSAL 7: ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES
Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals. If this proposal is approved, the meeting could be successively adjourned to any date. In accordance with our bylaws, a vote on adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals may be taken in the absence of a quorum. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
Vote Required
The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.
Recommendation
The Board of Directors recommends that stockholders vote FOR adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received at our offices in Melville, New York, by April ___, 2023, for inclusion in our proxy statement and form of proxy relating to such meeting.
The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our bylaws.
Stockholder Proposals
In order for a stockholder to make a proposal at an annual meeting of stockholders, under our bylaws, timely notice must be received by us in advance of the meeting. To be timely, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which we first mailed the proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the meeting is convened more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting or if no annual meeting was held in the preceding year, to be timely a stockholder’s notice must be received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•
a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest (financial or other) of such stockholder in such business; and

•
with respect to the stockholder proposing such business or the beneficial owner, if any, on whose behalf the proposal is made: (i) the name and address of each such party; (ii) the class and number of shares that are beneficially owned by each such party; (iii) any derivative instruments that are beneficially owned by each such party and any other opportunity to profit or share in any profit derived from any increase or decrease in the value of our capital stock; (iv) any proxy or arrangement pursuant to which either party has a right to vote any shares; (v) any short interest in any of our securities; (vi) any rights to dividends that are separated from our underlying shares; (vii) any proportionate interest in our capital stock or any derivative instruments held by a general or limited partnership in which either party is a general partner or beneficially owns a general partner; (viii) any performance-related fees (other than an asset-based fee) that each such party is entitled to based on any increase or decrease in the value of our capital stock or any derivative instruments; (ix) any other information relating to each such party that would be required to be disclosed in a proxy statement; and (x) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of at least that percentage of voting power of all of our shares of capital stock required under applicable law to carry the proposal.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director at an annual meeting of stockholders, under our bylaws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which we first mailed the proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the meeting is convened more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting or if no annual meeting was held in the preceding year, to be timely a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The stockholder sending the notice of nomination must describe various matters, including the following:

•
as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for election of such nominee as a director pursuant to Regulation 14A under the Exchange Act;

•
with respect to the stockholder proposing such nomination or the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of each such party; (ii) the class and number of shares that are beneficially owned by each such party; (iii) any derivative instruments that are beneficially owned by each such party and any other opportunity to profit or share in any profit derived from any increase or decrease in the value of our capital stock; (iv) any proxy or arrangement pursuant to which either party has a right to vote any shares; (v) any short interest in any of our securities; (vi) any rights to dividends that are separated from our underlying shares; (vii) any proportionate interest in our capital stock or any derivative instruments held by a general or limited partnership in which either party is a general partner or beneficially owns a general partner; (viii) any performance-related fees (other than an asset-based fee) that each such party is entitled to based on any increase or decrease in the value of our capital stock or any derivative instruments; (ix) any other information relating to each such party that would be required to be disclosed in a proxy statement; and (x) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of at least that percentage of voting power of all of the shares of our capital stock reasonably believed to be sufficient to elect the nominee or nominees proposed to be nominated; and

•	the written consent by the nominee, agreeing to serve as a director if elected.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 40 Marcus Drive, Suite One, Melville, New York 11747. The foregoing is only a summary of the provisions of our bylaws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS
While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2, 3, 4, 5, 6 and 7 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), and our Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Form 10-Q”).

The following information from our Form 10-K, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Item 7 thereof;

•	our audited consolidated financial statements as of December 31, 2021 and 2020 and for the years then ended, included in Item 8 thereof (found following Item 16 thereof); and

•	“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” included in Item 9 thereof.

The following information from our Form 10-Q, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

•	our unaudited condensed consolidated financial statements as of March 31, 2022, and for the three months ended March 31, 2022, and 2021; and

•	“Management's Discussion and Analysis of Financial Condition and Results of Operations,” included in Part I, Item 2 thereof.

Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Lance Alstodt
Chief Executive Officer
Melville, New York
August ___, 2022

Appendix A
Agreement and Plan of Merger

BIORESTORATIVE THERAPIES, INC.

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of ___________, 2022, is entered into by and between BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), and BioRestorative Therapies, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2. Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
ARTICLES AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of Incorporation; Certificate of Designators of Preferred Stock. The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated as set forth on Exhibit A hereto, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.  The Certificate of Designators of Preferred Stock Authorized by Resolution of the Board of Directors Providing For an Issue of 1,543,158 Shares of Preferred Stock Designated “Series A Preferred Stock” of the Company in effect as of the Effective Time shall be the Certificate of Designations of Preferred Stock of the Surviving Corporation, until thereafter amended in accordance with the provisions provided therein or applicable law.

Section 2.2. The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS, DIRECTORS, COMMITTEES, AND CORPORATE POLICIES OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.2. Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

Section 3.3. Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

Section 3.4. Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV
EFFECT OF THE MERGER ON CAPITAL STOCK; CERTIFICATES

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a) Each share of common stock, par value $.0001, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $.0001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

(b) Each share of preferred stock, par value $.01, of the Company (“Company Preferred Stock”) issued and outstanding immediately prior to the Effective Time, if any, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of preferred stock, par value $.01, of the Surviving Corporation (“Surviving Corporation Preferred Stock”), having the same voting powers, designations, preferences and relative, participating, optional or other special rights of the series of Company Preferred Stock issued and outstanding, subject to the qualifications, limitations and restrictions of such preferences and rights, and all shares of Company Preferred Stock shall be canceled and retired and shall cease to exist.

(c) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.

(d) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s outstanding convertible notes and warrants at the Effective Time (the “Convertible Notes and Warrants”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the Convertible Notes and Warrants and the rights and obligations of the Company thereunder, in each case in accordance with the terms thereof and applicable law. Each Convertible Note and Warrant shall be converted into a corresponding convertible note and warrant of the Surviving Corporation.  The Convertible Notes and Warrants shall be subject to the same terms and conditions applicable to the corresponding Convertible Notes and Warrants prior to the conversion. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Convertible Note or Warrant.

(e) Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

Section 4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock equal to the number of shares of Company Common Stock or Company Preferred Stock represented thereby or that were acquirable pursuant to such options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, Company Preferred Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock, Surviving Corporation Preferred Stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

Section 5.1. Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a) the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b) any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger, and (ii) supplements, agreements, amendments, conveyances, instruments, consents, approvals, authorizations and other documents to be executed and/or delivered by the Company in connection with any agreements the Company or its affiliates have entered for the provision of debt financing; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

ARTICLE VI
TERMINATION

Section 6.1. Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

THE COMPANY:

BIORESTORATIVE THERAPIES, INC.

By:  __________________________
Name: Lance Alstodt
Title: Chief Executive Officer

NEWCO:

BIORESTORATIVE THERAPIES, INC.

By:  __________________________
Name: Lance Alstodt
Title: Chief Executive Officer

Appendix B
Nevada Certificate of Amended and Restated Articles of Incorporation

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
BIORESTORATIVE THERAPIES, INC.

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of BioRestorative Therapies, Inc., a Nevada corporation (the “Corporation”), does hereby certify as follows:

A. The Agreement and Plan of Merger, dated as of _______________, 2022, by and between BioRestorative Therapies, Inc., a Delaware corporation (“Parent”), and the Corporation (the “Merger Agreement”) provides for the amendment and restatement of the Corporation’s articles of incorporation as set forth below.

B. The Merger Agreement, and the amendment and restatement of the Corporation’s articles of incorporation contemplated thereby and as set forth below, have been duly approved by the board of directors of the Corporation and Parent, the sole stockholder of the Corporation, which is sufficient for approval thereof. The board of directors of the Corporation and Parent have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the Corporation.

C. This certificate sets forth the text of the articles of incorporation of the Corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF BIORESTORATIVE THERAPIES, INC.

ARTICLE I
NAME

The name of the Corporation is BioRestorative Therapies, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
PURPOSE

The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV
CAPITAL STOCK

(A) Authorized Stock. The total number of shares of all stock which the Corporation shall have authority to issue is 95,000,000 shares, consisting of: (i) 75,000,000 shares of common stock, par value $.0001 per share (the “Common Stock”) and (ii) 20,000,000 shares, par value $.01 per share, designated as preferred stock (the “Preferred Stock”). All cross references in each subdivision of this ARTICLE IV refer to other paragraphs in such subdivision unless otherwise indicated.

(B) Preferred Stock.

(1) Designation. The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof.

(2) Authority Vested in the Board. Authority is hereby expressly vested in the Board of Directors, subject to the provisions of this ARTICLE IV and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by resolution or resolutions adopted by the affirmative vote of a majority of the directors then in office providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(a) The designation of such series.

(b) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or noncumulative.

(c) Whether the shares of such series shall be subject to redemption by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(d) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e) Whether the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision is made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(f) The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(g) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(h) The provisions as to voting, optional and/or other special rights and preferences, if any.

(3) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the Board of Directors, and establishing the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board of Directors to be issued, shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes, as amended from time to time (the “NRS”).

(C) Common Stock.

(1) Voting Rights. The holders of Common Stock will be entitled to notice of and to attend all meetings of the stockholders of the Corporation and shall be entitled to one vote per share on all matters to be voted on by the Corporation’s stockholders.

(2) Dividends. Subject to all provisions of this ARTICLE IV, including the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation or the NRS, the holders of the Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors, out of any funds legally available for such purpose. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Common Stock will be entitled to share, ratably according to the number of shares of Common Stock held by them, in such dividends.

(3) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any distribution of any of its assets to any of its stockholders other than by dividends from funds legally available therefor, and other than payments made upon redemptions or purchases of shares of the Corporation, after payment in full of the amount which the holders of Preferred Stock are entitled to receive in such event, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

(D) Voting Power.  The Corporation shall not issue nonvoting equity securities.  As to any classes of securities possessing voting power, an appropriate distribution of such power shall be made among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of a default in the payment of such dividends.
ARTICLE V
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (as amended from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of these Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have the power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then‑outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.  Elections of directors need not be by written ballot unless the Bylaws shall so provide. Meetings of stockholders may be held within or without the State of Nevada, virtually and/or in person, as the Bylaws provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE VI
AMENDMENTS TO ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.  Notwithstanding any other provision of these Articles of Incorpora-tion or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this ARTICLE VI, the third sentence of ARTICLE V, ARTICLE VII, Section (A) or (B) of ARTICLE X or ARTICLE XI.

ARTICLE VII
INDEMNIFICATION; EXCULPATION

(A) Indemnification. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

(B) Limitation on Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

(C) Repeal and Conflicts. Any amendment to or repeal of any provision or section of this ARTICLE VII shall be prospective only, and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision or section of this ARTICLE VII and any other article of the Articles of Incorporation, the terms and provisions of this ARTICLE VII shall control.

ARTICLE VIII
SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE IX
STOCKHOLDER RIGHTS

For the avoidance of doubt, no stockholder of the Corporation shall have any preemptive rights, and no stockholder of the Corporation shall have any cumulative voting rights.

ARTICLE X
ACTIONS BY STOCKHOLDERS

(A) Action by Written Consent.  Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless otherwise authorized by the Board of Directors in its sole discretion acting pursuant to a resolution adopted by a majority of the Whole Board.

(B) Special Meetings of Stockholders. Special meetings of stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolu-tion adopted by a majority of the Whole Board or by the Chairman of the Board.

(C) Stockholder Nominations and Proposals. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XI
BOARD OF DIRECTORS

(A) Number of Directors; Classified Board. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors.  The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders following the date of adoption of these Articles of Incorporation, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders following the date of adoption of these Articles of Incorporation and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders following the date of adoption of these Articles of Incorporation, with each director to hold office until his or her successor shall have been duly elected and qualified.  At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified; and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.
(B) Quorum; Action by the Board. A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board of Directors, and, except as otherwise expressly required by law or by these Articles of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.
(C) Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolu-tion of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her successor shall have been duly elected and qualified.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.
(D) Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.
In Witness Whereof, the undersigned has set his hand to these Articles of Incorporation on this ____ day of _______________, 2022.

BioRestorative Therapies, Inc.

By:_____________________
Lance Alstodt
Chief Executive Officer

Appendix C
Nevada Certificate of Designations
of Preferred Stock

BIORESTORATIVE THERAPIES, INC.

Certificate of Designations of Preferred Stock Authorized by Resolution of the Board of Directors Providing for an Issue of 1,543,158 Shares of Preferred Stock Designated “Series A Preferred Stock.”

BioRestorative Therapies, Inc. (the “Corporation”), a corporation organized and existing under the Nevada Revised Statutes, in accordance with the provisions of Section 78.1955 thereof and ARTICLE IV of the Corporation’s Amended and Restated Certificate of Incorporation, DOES HEREBY CERTIFY THAT:

Pursuant to authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, said Board of Directors, at a meeting duly held, adopted a resolution providing for the issuance of one million five hundred forty-three thousand one hundred fifty-eight (1,543,158) shares of the Corporation’s Preferred Stock, par value $.01 per share, designated “Series A Preferred Stock,” which resolution is as follows:

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for and authorize the issuance of one million five hundred forty-three thousand one hundred fifty-eight (1,543,158) shares of the Preferred Stock, par value $.01 per share, of the Corporation, to be designated “Series A Preferred Stock” of the presently authorized but unissued shares of Preferred Stock.  The voting powers, designations, preferences, and relative, participating, optional or other special rights of the Series A Preferred Stock authorized under this certificate of designations (the “Certificate of Designations”) and the qualifications, limitations and restrictions of such preferences and rights are as follows:

(i) Dividends.  The holders of Series A Preferred Stock (each a “Series A Holder” and collectively the “Series A Holders”) shall be entitled to receive, when and as declared by the Board of Directors, dividends on a pari passu basis with the holders of the shares of Common Stock, par value $0.0001 per share, of the Corporation (“Common Stock”) based upon the number of shares of Common Stock into which the Series A Preferred Stock is then convertible.

(ii) Voting Rights.

(A) The Series A Holders shall be entitled to vote on all matters presented to the stockholders of the Corporation for a vote at a meeting of stockholders of the Corporation or a written consent in lieu of a meeting of stockholders of the Corporation, and shall be entitled to such number of votes for each share of Series A Preferred Stock entitled to vote at such meetings or pursuant to such consent as is set forth below, voting together with the holders of shares of Common Stock and other shares of Preferred Stock who are entitled to vote, and not as a separate class, except as required by law.  The number of votes to which the Series A Holders shall be entitled to vote for each share of Series A Preferred Stock shall equal the number of shares of Common Stock into which such Series A Preferred Stock is then convertible; provided, however, that in no event shall a Series A Holder be entitled to vote more than 4.99% of the then outstanding shares of Common Stock.

(B) The Corporation shall not, without the affirmative vote of the holders of at least 50.1% of all outstanding shares of the Series A Preferred Stock, voting separately as a class, amend, alter or repeal any provision of this Certificate of Designations, PROVIDED, HOWEVER, that the Corporation may, by any means authorized by law and without any vote of the holders of the shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Certificate of Designations, that do not, individually or in the aggregate, adversely affect the rights or preferences of the Series A Holders.

(iii) Conversion.

(A) Optional Conversion; Automatic Conversion; Procedures.

(I) Optional Conversion.

(a)
Conversion Right.  Each share of Series A Preferred Stock shall be convertible, at any time and from time to time, at the option of a Series A Holder (an “Optional Conversion”), into such number of shares of Common Stock as is determined by dividing ten dollars ($10.00) by the Conversion Price (as hereinafter defined); provided, however, that in no event shall a Series A Holder be entitled to convert any shares of Series A Preferred Stock to the extent that such conversion would result in beneficial ownership by such Series A Holder of more than 4.99% of the outstanding shares of Common Stock (the “Maximum Share Amount”).  For purposes of the foregoing proviso, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations thereunder.  For purposes hereof, the term "Conversion Price" shall mean ten dollars ($10.00), subject to adjustment as hereinafter set forth.

(b)
Notice of Conversion.  Before any Series A Holder shall be entitled to receive Common Stock upon conversion of the Series A Preferred Stock, the Series A Holder shall send to the Corporation (by facsimile, e-mail or other reasonable means of communication) a notice of conversion with respect thereto in the form attached hereto as Exhibit A (the “Notice of Conversion”).

(II) Automatic Conversion.  From time to time, in the event that an event occurs which has the effect of reducing a Series A Holder beneficial ownership of shares of Common Stock (as determined in accordance with Section 13(d) of the Exchange Act and the regulations thereunder) to less than 4.5% of the then publicly disclosed outstanding shares of Common Stock, then, within five (5) Business Days (as defined below) thereafter, the Series A Holder shall provide notice to the Corporation (by facsimile, email or other reasonable means of communication) to such effect (the “Reduced Share Notice”), which notice shall state the number of shares of Common Stock beneficially owned by the Series A Holder and shall provide reasonable detail with regard thereto, including the number of derivative securities compromising a portion of such beneficial share amount.  A Reduced Share Notice shall have the effect of a Notice of Conversion with respect to the conversion of such number of shares of Series A Preferred Stock as would increase the Series A Holder’s beneficial ownership of Common Stock to the Maximum Share Amount.  In the event that a Series A Holder shall fail to deliver to the Corporation a timely Reduced Share Notice, then, at the option of the Corporation, a Reduced Share Notice shall be deemed to have been timely given by the Series A Holder to the Corporation. For purposes hereof, the term “Business Day” shall mean any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the state of New York or is a day on which banking institutions located in such state are authorized or required by law to close.

(III) Procedures.

(a)
Record of Preferred Stock Ownership.  The Corporation shall maintain book-entry records showing the number of shares of Series A Preferred Stock outstanding, the number of shares of Series A Preferred Stock converted, the dates of such conversions and the number of shares of Series A Preferred Stock outstanding following such conversions.  In the event of any dispute or discrepancy, such records of the Corporation shall, prima facie, be controlling and determinative in the absence of manifest error.

(b)
Payment of Taxes.  The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of the Series A Preferred Stock in a name other than that of the Series A Holder (or in street name).

(c)
Delivery of Common Stock Upon Conversion.  Upon receipt by the Corporation from a Series A Holder of a Notice of Conversion, sent in the manner provided for in paragraph (b) hereof and meeting the requirements for conversion as provided for hereinabove, the Series A Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the number of shares of Series A Preferred Stock held by the Series A Holder shall be reduced to reflect such conversion, and all rights with respect to the Series A Preferred Stock being so converted shall forthwith terminate except the right to receive the Common Stock on such conversion, and the Corporation shall issue and deliver or cause to be issued and delivered to or upon the order of the Series A Holder a certificate for the Common Stock issuable upon such conversion within three (3) Business Days after receipt of the respective Notice of Conversion (the “Share Delivery Deadline”).  In addition to any other rights available to the Series A Holder, if the Corporation fails to cause the Corporation’s transfer agent to transmit to the Series A Holder the Common Stock in accordance with the provisions of this Certificate of Designations pursuant to a Notice of Conversion on or before the respective Share Delivery Deadline, and if after such date the Series A Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Series A Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Series A Holder of the Common Stock which the Series A Holder anticipated receiving upon such Notice of Conversion (a “Buy-In”), then the Corporation shall (A) pay in cash to the Series A Holder, within ten (10) Business Days of Series A Holder’s request, the amount, if any, by which (x) the Series A Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Common Stock that the Corporation was required to deliver to the Series A Holder in connection with the Notice of Conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Series A Holder, either reinstate the portion of the Series A Preferred Stock and equivalent number of Common Stock for which such Notice of Conversion was not honored (in which case such Notice of Conversion shall be deemed rescinded) or deliver to the Series A Holder within three (3) Business Days of Series A Holder’s request the number of shares of Common Stock that would have been issued had the Corporation timely complied with its delivery obligations hereunder.  For example, if the Series A Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion into Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay the Series A Holder $1,000. The Series A Holder shall provide the Corporation written notice indicating the amounts payable to the Series A Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss.  Nothing herein shall limit a Series A Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the Series A Preferred Stock as required pursuant to the terms hereof.

(d)
Delivery of Common Stock by Electronic Transfer.  In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (FAST) program, upon request of the Series A Holder and its compliance with the provisions contained in this Certificate of Designations, and subject to the requirements of applicable law, the Corporation shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Series A Holder by crediting the account of the Series A Holder’s Prime Broker with DTC through its Deposit Withdrawal At Custodian (DWAC) system on or before the Share Delivery Deadline.

(e)
Concerning the Common Stock.  The shares of Common Stock issuable upon conversion of the Series A Preferred Stock may not be sold or transferred unless  (i) such Common Stock is sold pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) the Corporation or its transfer agent shall have been furnished with an opinion of  counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such Common Stock is sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”) or other applicable exemption or (iv) such Common Stock is transferred to an “affiliate” (as defined in Rule 144) of the Corporation who agrees to sell or otherwise transfer the securities only in accordance with this paragraph (e) and who is an accredited investor (as defined in the Securities Act).  Until such time as the shares of Common Stock issuable upon conversion of the Series A Preferred Stock have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of shares of Common Stock as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall bear a legend substantially in the following form, as appropriate:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR OTHER APPLICABLE EXEMPTION.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Corporation shall issue to the holder a new certificate therefor free of any transfer legend if (i) the Corporation or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such securities may be made without registration under the Securities Act, which opinion shall be reasonably acceptable to the Corporation or (ii) such security is registered for sale by the holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold.

(IV) Effect of Certain Events.

(a)
Adjustment Due to Merger, Consolidation, Etc.  If, at any time when any shares of Series A Preferred Stock are issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event (other than as described in paragraph (b) hereof), as a result of which shares of Common Stock shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then a Series A Holder shall thereafter have the right to receive, upon conversion of the Series A Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Series A Holder would have been entitled to receive in such transaction had the Series A Preferred Stock been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Series A Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.

(b)
Subdivision or Combination of Common Stock.  If the Corporation at any time when any shares of Series A Preferred Stock are issued and outstanding subdivides (by stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Corporation at any time when any shares of Series A Preferred Stock are issued and outstanding combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.  Any adjustment under this paragraph (b) shall become effective at the close of business on the date the subdivision or combination becomes effective.  Each such adjustment of the Conversion Price shall be calculated to the nearest one-thousandth of a cent.  Such adjustment shall be made successively whenever any event covered by this paragraph (b) shall occur.

(c)
Adjustment Due to Distribution.  If the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then each Series A Holder shall be entitled, upon any conversion of the Series A Preferred Stock after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to such Series A Holder with respect to the shares of Common Stock issuable upon such conversion had such Series A Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

(d)
Purchase Rights.  If, at any time when any shares of Series A Preferred Stock are issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common Stock, then each Series A Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Series A Holder could have acquired if such Series A Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(e)
Notice of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section (IV), the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Series A Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of a Series A Holder, furnish to such Series A Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the shares of Series A Preferred Stock.

(V) Status on Conversion.  Upon any conversion of shares of Series A Preferred Stock, the shares of Series A Preferred Stock so converted shall be canceled.

(VI) Reservation of Shares.  The Company shall, at all times, reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of the Series A Preferred Stock.

(iv) Redemption.  The Series A Preferred Stock is not subject to redemption by the Corporation or any Series A Holder.

(v) Liquidation Preference.  In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the Series A Holders will be entitled to receive, prior and in preference to any distribution of the assets or surplus funds of the Corporation to the holders of any Common Stock and any other stock of the Corporation ranking in liquidation junior to the Series A Preferred Stock, by reason of the ownership thereof, an amount (the "Series A Preferential Amount") equal to the fixed sum of $0.001 per share of Series A Preferred Stock.  If, upon the occurrence of such an event, the assets and funds thus distributable among the holders of Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full Series A Preferential Amount, then the entire assets and funds of the Corporation legally available for distribution to the holders of the Series A Preferred Stock shall be distributed ratably among such holders in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.  After the payment or setting apart of the full Series A Preferential Amount required to be paid to the Series A Holders, the Series A Holders shall be entitled to receive on a pari passu basis with the holders of the shares of Common Stock and any other stock of the Corporation ranking in liquidation junior to the Series A Preferred Stock, based upon the number of shares of Common Stock into which the Series A Preferred Stock is convertible, all remaining assets or surplus funds of the Corporation.  Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, within the meaning of this section.

{Remainder of Page Intentionally Left Blank; Signature Page to Follow}

IN WITNESS WHEREOF, BIORESTORATIVE THERAPIES, INC. has caused this Certificate to be executed by its President this ____ day of __________, 2022.

BIORESTORATIVE THERAPIES, INC.

By:
      Lance Alstodt
      President

EXHIBIT A
NOTICE OF CONVERSION

The undersigned hereby elects to convert ____________ shares of Series A Preferred Stock of BioRestorative Therapies, Inc., a Nevada corporation (the “Corporation”),  into that number of shares of Common Stock to be issued pursuant to the conversion of the shares of Series A Preferred Stock as set forth below, according to the terms and conditions of the Certificate of Designations of Preferred Stock filed with the State of Nevada with respect to the Series A Preferred Stock on __________, 2022, as of the date written below.  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]
The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion (as set forth below) to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal At Custodian (DWAC) system.

Name of DTC Prime Broker: ________________________
Account Number: ______________________

[ ]
The undersigned hereby requests that the Corporation issue a certificate or certificates for the number of shares of Common Stock set forth below (which number is based on the holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name: _______________________
Address: _______________________
                           _______________________
Date of Conversion: ____________
Applicable Conversion Price: $____________
Number of Shares of Common Stock to be
    Issued Pursuant to Conversion of the
    Series A Preferred Stock: ____________
Number of Shares of Series A Preferred Stock
    Remaining Outstanding after this Conversion:____________

[HOLDER]

By:
Name:
Title:
Date:

Appendix D
Nevada Bylaws

BYLAWS
OF
BIORESTORATIVE THERAPIES, INC.

ARTICLE I
Offices, Corporate Seal

Section 1.01 Offices. BioRestorative Therapies, Inc. (the “Corporation”) shall have a registered office, a principal office and such other offices as the board of directors of the Corporation (the “Board of Directors”) may determine.

Section 1.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary.  If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

ARTICLE II
Meetings of Stockholders

Section 2.01 Place and Time of Meetings. Meetings of the stockholders may be held at such place, on such date and at such time as may be designated by the Board of Directors.

Section 2.02 Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held at such place, virtually and/or in person in accordance with applicable law, on such date and at such time as designated by the Board of Directors. The purpose of this meeting shall be for the election of directors and for the transaction of such other business as may properly come before the meeting. Except as otherwise restricted by the articles of incorporation of the Corporation (as amended or amended and restated from time to time, the “Articles of Incorporation”) or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

Section 2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board or by the Chairman of the Board.  For purposes of these Bylaws (as amended or amended and restated from time to time, the “Bylaws”), the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Business transacted at any special meeting shall be limited to the purposes stated in the notice. Except as otherwise restricted by the Articles of Incorporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

Section 2.04 Quorum; Adjourned Meetings. The holders of one-third of the shares outstanding and entitled to vote present in person or by proxy (regardless of whether the proxy has authority to vote on all matters) shall constitute a quorum for the transaction of business at any annual or special meeting, unless or except to the extent that the presence of a larger number may be required by law or by the rules of any stock exchange upon which the Corporation’s securities are listed. If a quorum is not present at a meeting, those present shall adjourn to such day as they shall agree upon by majority vote. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.05 Organization. At each meeting of the stockholders, the Chairman of the Board or in his or her absence the Chief Executive Officer or in his or her absence the chairman chosen by a majority of the voting power of the stockholders present in person or proxy shall act as chairman; and the Secretary of the Corporation, or in his or her absence an Assistant Secretary, or in his or her absence any person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting.

Section 2.06 Voting. Each stockholder of the Corporation entitled to vote at a meeting of stockholders shall be entitled to one vote in person or by proxy for each share of stock having voting rights held by such stockholder and registered in his, her or its name on the books of the Corporation. Upon the request of any stockholder present in person or by proxy at any meeting of the stockholders and entitled to vote at such meeting, or if directed by the chairman of the meeting in his or her discretion, the vote on any question before a meeting or the election of directors shall be by written ballot. All questions at a meeting shall be decided by a majority vote of the number of shares entitled to vote represented at the meeting at the time of the vote except where otherwise required by statute, the Articles of Incorporation or these Bylaws. For the election of directors, the persons receiving the largest number of votes cast (up to and including the number of directors to be elected) shall be directors.

Section 2.07 Inspectors of Election. At each meeting of the stockholders, the chairman of such meeting may appoint one or more inspectors of election, subject to the requirements of applicable law. Each inspector of election so appointed shall first subscribe an oath or affirmation to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his or her ability. Such inspectors of election, if any, may (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the number of shares represented at a meeting and the validity of the proxies or ballots; (c) count all votes and ballots; (d) determine any challenges made to any determination made by the inspectors; (e) certify in a report in writing to the secretary of such meeting the determination of the number of shares represented at the meeting and the results of all votes and ballots. An inspector of election need not be a stockholder of the Corporation, and any officer or employee of the Corporation may be an inspector of election on any question other than a vote for or against his or her election to any position with the Corporation or on any other question in which he or she may be directly interested.

Section 2.08 Notices of Meetings and Consents. Except as otherwise provided by the Articles of Incorporation or by the Nevada Revised Statutes (as amended from time to time, the “NRS”), a written notice of each annual and special meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of such meeting to each stockholder of record of the Corporation entitled to vote at such meeting by delivering such notice of meeting to such stockholder personally or depositing the same in the United States mail, postage prepaid, directed to him or her at the post office address shown upon the records of the Corporation. Service of notice is complete upon mailing. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting, the means of electronic communication, if any, by which the stockholder or the proxies thereof shall be deemed to be present and vote and, in the case of a special meeting the purpose or purposes for which the meeting is called. The notice shall be delivered in accordance with, and shall contain or be accompanied by such additional information as may be required by, the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410.

Section 2.09 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize a proxy to represent him at the meeting by an instrument executed in writing. Each such proxy shall be valid until its expiration or revocation in a manner permitted by the laws of the State of Nevada. A proxy may be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient to support an irrevocable power. Subject to the above, any proxy may be revoked if an instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary or another person appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots, or, in the case of a meeting of stockholders, the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

Section 2.10 Waiver of Notice. Notice of any annual or special meeting may be waived either before, at or after such meeting in writing signed or by transmission of an electronic record by the person or persons entitled to the notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transacting of any business because the meeting is not lawfully called or convened.

Section 2.11 Written Action. Subject to any restrictions set forth in the Articles of Incorporation, any action that may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.12 Order of Business.

(a) Proper Business. At any annual or special meeting of the stockholders, only such business shall be conducted or considered (including, in the case of an annual meeting, nominations of persons for election to the Board of Directors), as shall have been properly brought before the meeting. For such business to be properly brought before a meeting, nominations and proposals of other business must be: (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before such meeting, by or at the direction of the Board of Directors or (c) otherwise properly requested to be brought before such meeting by a stockholder of the Corporation in accordance with these Bylaws.

(b) Authority of Chairman. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the chairman of any annual or special meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

Section 2.13 Notice of Stockholder Business and Nominations.

(a) Timing Requirements. With respect to any nominations or any other business to be brought before an annual meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

With respect to any business to be properly requested to be brought before an annual meeting, a stockholder’s notice shall be considered timely if it is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement is first made by the Corporation of the date of the annual meeting.

Except as required by the NRS or Section 8.01 of these Bylaws, in no event shall any adjournment or postponement of an annual or special meeting of stockholders, as applicable, or the public announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.

(b) Disclosure Requirements. To be in proper form, a stockholder’s notice to the Secretary must include the following, as applicable: as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on the Corporation’s books and of such beneficial owner or Control Person (as defined below), if any, (ii) the number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner or Control Person, if any (iii) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (iv) if the notice relates to any business other than a nomination of director(s), a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions proposed for consideration, and the reasons for conducting such business at the meeting, (v) any direct or indirect personal or other interest of the stockholder in the business to be submitted, (vi) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner and by any Control Person or any other person acting in concert with any of the foregoing, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, (vii) a representation whether the stockholder or the beneficial owner, if any, and any Control Person will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Securities Exchange Act of 1934) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder and (viii) any other information relating to such stockholder, beneficial owner or Control Person, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. For purposes of this Section 2.13, a “Control Person” shall be a director, executive, managing member or control person of such stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the business is proposed, as to such beneficial owner.

Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

ARTICLE III
Board of Directors

Section 3.01 General Powers. The business of the Corporation shall be managed by the Board of Directors.

Section 3.02 Number, Qualification and Term of Office. The exact number of directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III (each, a “Class”). In the case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. Except as otherwise provided in the Articles of Incorporation, each director shall serve for a term ending on the date of the third annual meeting of the Corporation’s stockholders following the annual meeting at which such director was elected; provided, however, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for the initial term expiring at the Corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 3.03 Annual Meeting. As soon as practicable after each election of directors, the Board of Directors shall meet at the registered office of the Corporation, or at such other place previously designated by the Board of Directors, for the purpose of electing the officers of the Corporation and for the transaction of such other business as may come before the meeting.

Section 3.04 Regular Meetings. Regular meetings of the Board of Directors shall be held from time to time at such time and place as may be fixed by resolution adopted by a majority of the directors then in office.

Section 3.05 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or by any two of the directors and shall be held from time to time at such time and place as may be designated in the notice of such meeting.

Section 3.06 Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given by the Secretary who shall give at least one day’s notice thereof to each director by telephone, electronic transmission including email, or in person. Notice shall be effective upon receipt.  For purposes hereof, one day’s notice shall be satisfied by delivery of such notice as shall result in the director receiving notice by 5:00 p.m., New York City time, on the day immediately preceding the date of the meeting (provided that the time of the meeting is no earlier than 8:00 a.m., New York City time).

Section 3.07 Waiver of Notice. Notice of any meeting of the Board of Directors may be waived either before, at, or after such meeting in writing signed by each director. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.08 Quorum and Voting. A majority of the directors then in office shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless these Bylaws, the Articles of Incorporation or the NRS require a greater number.

Section 3.09 Vacancies. Unless otherwise provided by applicable law or the Articles of Incorporation, (a) the Board of Directors may increase the authorized number of Directors and (b) any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board of Directors for any cause, may be (i) filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, (ii) filled by a sole remaining Director or (iii) elected by a plurality of the votes cast at an annual or special meeting of the Shareholders. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal, subject in all cases to any applicable requirements in the Articles of Incorporation.

Section 3.10 Removal. Any director may be removed from office at any meeting of the stockholders either with or without cause by the vote of the holders of not less than seventy-five percent (75%) of the voting power of the issued and outstanding stock entitled to vote generally in the election of directors, excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. If the entire Board of Directors or any one or more directors be so removed, new directors may be elected at the same meeting.

Section 3.11 Committees of Directors. The Board of Directors may, by resolution adopted by a majority of the directors then in office, designate one or more committees, each to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution and subject to applicable law, may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined by the resolution adopted by the directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. Unless otherwise provided for in a resolution of the Board of Directors designating a committee pursuant to this Section 3.11: (i) a majority of the authorized number of members of such committee shall constitute a quorum for the transaction of business of such committee and (ii) the vote of a majority of the members of such committee present at a meeting of such committee at which a quorum is present shall be the act of such committee except where otherwise required by these Bylaws or the charter of such committee.

Section 3.12 Written Action. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all directors or committee members consent thereto in writing. The written consent may be signed manually or electronically (or by any other means then permitted under the NRS), and may be so signed in counterparts, including, without limitation, facsimile or email counterparts, and the written consent shall be filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.13 Compensation. Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed compensation for attending committee meetings.  If the Board of Directors establishes the compensation of directors pursuant to this Section 3.13, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.14 Conference Communications. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of any conference telephone, electronic communications, videoconferencing, teleconferencing or other comparable communication technique or technology permitted under the NRS, including, without limitation, a telephone conference or similar method of communication whereby all persons participating in the meeting can hear and communicate to each other. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director or member of the committee, as the case may be, and (b) provide the directors or members of the committee a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members of the committee, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.14 shall be deemed present in person at the meeting.

ARTICLE IV
Officers

Section 4.01 Number. The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors.  Any person may hold two or more offices.

Section 4.02 Election, Term of Office, and Qualifications. At each annual meeting of the Board of Directors, all officers shall be elected. Such officers shall hold office until the next annual meeting of the directors or until their successors are elected and qualified, or until their earlier resignation or removal, or until such office is eliminated by a vote of the directors then in office.  Unless they have resigned or been removed, officers who may be directors shall hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

Section 4.03 Removal and Vacancies. Any officer may be removed from his or her office by a majority vote of the directors then in office with or without cause. A vacancy among the officers by death, resignation, removal, or otherwise shall be filled for the unexpired term by the Board of Directors.

Section 4.04 Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the stockholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors.

Section 4.05 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have responsibility for the general management, control and supervision of the business and affairs of the Corporation, subject to the control of the Board of Directors and of any duly authorized committee of the Board of Directors. The Chief Executive Officer may sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, unless (a) the signing and execution thereof is expressly delegated by resolution of the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or (b) applicable law provides otherwise. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board of Directors. Unless otherwise appointed by the Board of Directors, the Chief Executive Officer shall be the Chairman of the Board.

Section 4.06 President. The President shall be the chief operating officer of the Corporation.  He or she shall have general responsibility for the management and control of the operations of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief operating officer or which are delegated to him or her by the Board of Directors.  The President may sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, unless (a) the signing and execution thereof is expressly delegated by resolution of the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or (b) applicable law provides otherwise.
Section 4.07 Vice President. Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors.  One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
Section 4.08 Treasurer. The Treasurer shall keep accurate accounts of all moneys of the Corporation received or disbursed. The Treasurer shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall from time to time designate. The Treasurer shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. The Treasurer shall disburse the funds of the Corporation as ordered by the Board of Directors, making proper vouchers therefor. The Treasurer shall render to the Chief Executive Officer and the Board of Directors whenever required an account of all his or her transactions as Treasurer and of the financial condition of the Corporation and shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.09 Secretary. The Secretary shall be secretary of and shall attend all meetings of the stockholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the Corporation. The Secretary shall give proper notice of meetings of stockholders and the Board of Directors. The Secretary shall perform such other duties as may from time to time be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.10 Duties of other Officers. The duties of such other officers and agents as the Board of Directors may designate shall be set forth in the resolution creating such office or by subsequent resolution.

Section 4.11 Compensation. The officers of the Corporation shall receive such compensation for their services as may be determined from time to time by resolution of the Board of Directors or by one or more committees to the extent so authorized from time to time by the Board of Directors.

ARTICLE V
Shares and Their Transfer

Section 5.01 Shares of Stock. The shares of stock of the Corporation shall be represented by a certificate, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares in the Corporation owned by such holder. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so cancelled, except in cases provided for in Section 5.05.

Section 5.02 Issuance of Stock. The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Articles of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. Treasury shares may be disposed of by the Corporation for such consideration as may be fixed by the Board of Directors.

Section 5.03 Transfer Agent. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place(s) as may be determined from time to time by the Board of Directors.

Section 5.04 Transfer of Stock. Transfer of stock on the books of the Corporation may be authorized only by the record holder of such stock, the holder’s legal representative or the holder’s attorney lawfully constituted in writing and, in the case of stock represented by a certificate or certificates, upon surrender of the certificate or the certificates for such stock, and, in the case of uncertificated stock, upon receipt of proper transfer instructions and compliance with appropriate procedures for transferring stock in uncertificated form (in each case, with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require). The Corporation may treat as the absolute owner of stock of the Corporation the person or persons in whose name stock is registered on the books of the Corporation. The Board of Directors may from time to time establish rules and regulations governing the issuance, transfer and registration of shares of stock of the Corporation.

Section 5.05 Loss of Certificates. Any stockholder claiming a certificate for stock to be lost, stolen, mutilated or destroyed shall make an affidavit of that fact in such form as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Board of Directors, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. The Corporation may then issue (a) a new certificate or certificates of stock or (b) uncertificated shares, for the same number of shares represented by the certificate claimed to have been lost, stolen, mutilated or destroyed.

Section 5.06 Facsimile Signatures. Whenever any certificate is countersigned by a transfer agent or by a registrar other than the Corporation or its employee, then the signatures of the officers or agents of the Corporation may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.

ARTICLE VI
Books and Records, Audit, Fiscal Year

Section 6.01 Books and Records. The Board of Directors of the Corporation shall cause to be kept: (a) a share ledger which shall be a charge of an officer designated by the Board of Directors; (b) records of all proceedings of stockholders and directors; and (c) such other records and books of account as shall be necessary and appropriate to the conduct of the corporate business.

Section 6.02 Audit. The Board of Directors shall cause the records and books of account of the Corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

Section 6.03 Annual List. The Board of Directors shall cause to be filed with the Nevada Secretary of State in each year the annual list required by law.

Section 6.04 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

ARTICLE VII
Indemnification; Expenses

Section 7.01 Indemnification. The Corporation shall indemnify and hold harmless, and the Board of Directors may authorize the purchase and maintenance of insurance or make other financial arrangements for the purpose of such indemnification, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in such manner, under such circumstances and to the fullest extent permitted by the Articles of Incorporation and the NRS.

Section 7.02 Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in the Articles of Incorporation, these Bylaws or by agreement, the expenses of directors and officers incurred in defending any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner or fiduciary of, or in any other capacity for, another corporation, limited liability company, partnership, joint venture, trust or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits or otherwise in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Section 7.03 Amendment. No amendment to or repeal of this ARTICLE VII approved by the directors or stockholders of the Corporation shall apply to or have any effect on the right or protection of any director or officer of the Corporation existing prior to such amendment or repeal.

ARTICLE VIII
Miscellaneous

Section 8.01 Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

(b) If no record date is fixed:

(1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(2) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

(3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting or to any postponement of any meeting of stockholders to a date not more than 60 days after the record date; provided, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set forth the original meeting.

Section 8.02 Periods of Time. During any period of time prescribed by these Bylaws, the date from which the designated period of time begins to run shall not be included, and the last day of the period so computed shall be included.

Section 8.03 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend, to act and to vote at any meeting of security holders or owners of other entities in which the Corporation may hold securities or ownership interests; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other entity on behalf of the Corporation. At such meeting, by such proxy or by such writing in lieu of meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities or ownership interests that the Corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Section 8.04 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities or ownership interests of any other entity owned by the Corporation and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

ARTICLE IX
Amendments

Section 9.01 Amendments. These Bylaws may be amended, altered or repealed by a vote of the majority of the Whole Board; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any Preferred Stock, the affirmative vote of the holders of at least 75% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws..

ARTICLE X
General

Section 10.01 Forum for Adjudication of Disputes. To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.01.

Section 10.02 Application of These Bylaws. In the event that any provisions of these Bylaws are or may be in conflict with (a) any law of the United States, of the State of Nevada, or of any governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, or (b) the Articles of Incorporation, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof conflicts with such law or the Articles of Incorporation, and shall in all other respects be in full force and effect.

Section 10.03 Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

These Bylaws are hereby adopted by the Corporation as of _______________, 2022.

BioRestorative Therapies, Inc.
40 Marcus Drive
Melville, New York 11747

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIORESTORATIVE THERAPIES, INC.

The Board of Directors recommends you vote FOR both of the named nominees.

	For All	Withhold All	For All Except	
1. To elect two Class II directors to hold office until the 2025 Annual Meeting of Stockholders. **Nominees:** 1) Francisco Silva 2) David Rosa	☐	☐	☐	**To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.** ____________________

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To approve certain amendments to the Company's 2021 Stock Incentive Plan.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. To authorize the reincorporation of the Company from the State of Delaware to the State of Nevada.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. To hold a non-binding advisory vote to approve the Company's executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
5. To hold a non-binding advisory vote on the frequency of future advisory votes on the Company's executive compensation.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
6. To ratify the selection of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
7. To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Signature [Please Sign Within Box]	Date	Signature (Joint Owners)	Date

7801008.1

ANNUAL MEETING OF STOCKHOLDERS OF

BIORESTORATIVE THERAPIES, INC.

October ___, 2022

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

BIORESTORATIVE THERAPIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lance Alstodt as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the shares of common stock of BioRestorative Therapies, Inc. held of record by the undersigned at the close of business on August ____, 2022, at the Annual Meeting of Stockholders to be held on October ___, 2022, or any adjournment thereof.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON OCTOBER ____, 2022.

(Continued and to be signed on the reverse side)

7801008.1